                       STEINROE VARIABLE INVESTMENT TRUST
                COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES
                 LIBERTY ASSET ALLOCATION FUND, VARIABLE SERIES
                LIBERTY FEDERAL SECURITIES FUND, VARIABLE SERIES
                   LIBERTY MONEY MARKET FUND, VARIABLE SERIES
               LIBERTY SMALL COMPANY GROWTH FUND, VARIABLE SERIES

                       LIBERTY VARIABLE INVESTMENT TRUST
                 COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES
                COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES
                   COLUMBIA HIGH YIELD FUND, VARIABLE SERIES
                  COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES
                 LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES
                   LIBERTY SELECT VALUE FUND, VARIABLE SERIES
                  LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES

                (EACH, A "FUND"; AND COLLECTIVELY, THE "FUNDS")
                             ONE FINANCIAL CENTER,
                        BOSTON, MASSACHUSETTS 02111-2621
                                 1-866-348-1468

                                OCTOBER 7, 2005

Dear Investor:

I am writing to you to ask for your voting instructions on the following important matters that affect your investment in the Funds: (1) the election of Trustees for your Fund; (2) in the case of shareholders of SteinRoe Variable Investment Trust, the amendment of the Fund's by-laws; and (3) the approval of amendments to and the elimination of certain fundamental investment restrictions of your Fund. As an investor through a variable annuity contract or variable life insurance policy, you can instruct your insurance company as to how to vote on these proposals. At a special meeting of shareholders on November 30, 2005, your insurance company will vote on the proposals as instructed by you and other investors. If approved, these amendments to and eliminations of certain fundamental investment restrictions will serve to facilitate efficient administration of and compliance monitoring for your Fund.

Included in this booklet is information about the upcoming meeting of shareholders of the Funds (the "Special Meeting"):

     - A NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF EACH OF THE FUNDS, which summarizes the issues on which you are being asked to provide voting instructions; and

     - A PROXY STATEMENT FOR THE SPECIAL MEETING, which provides more detailed information on the specific issues being considered at the Special Meeting.

ALSO ENCLOSED ARE YOUR VOTING INSTRUCTION CARD AND POSTAGE-PAID RETURN ENVELOPE.

We urge you to record your voting instructions by telephone, via the Internet or by completing, signing and returning the enclosed voting instruction card(s) promptly. A postage-paid envelope is enclosed for mailing, and Internet voting instructions are listed at the top of your voting instruction card(s).

Your voting instructions are important. A prompt response on your part will help to ensure that your interests are represented. If you have any questions about the proposals, please call a Columbia customer service representative at (866) 348-1468 or contact your financial advisor.

Sincerely yours,

Christopher L. Wilson
President

                       STEINROE VARIABLE INVESTMENT TRUST
                COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES
                 LIBERTY ASSET ALLOCATION FUND, VARIABLE SERIES
                LIBERTY FEDERAL SECURITIES FUND, VARIABLE SERIES
                   LIBERTY MONEY MARKET FUND, VARIABLE SERIES
               LIBERTY SMALL COMPANY GROWTH FUND, VARIABLE SERIES

                       LIBERTY VARIABLE INVESTMENT TRUST
                 COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES
                COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES
                   COLUMBIA HIGH YIELD FUND, VARIABLE SERIES
                  COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES
                 LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES
                   LIBERTY SELECT VALUE FUND, VARIABLE SERIES
                  LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES

                (EACH, A "FUND"; AND COLLECTIVELY, THE "FUNDS")
                             ONE FINANCIAL CENTER,
                        BOSTON, MASSACHUSETTS 02111-2621
                                 1-866-348-1468

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON NOVEMBER 30, 2005

Dear Investor:

As policy owner or contract owner of record at the close of business on September 9, 2005 (the "Record Date"), you are entitled to instruct your insurance company as to how it should vote on certain proposals to be considered at the Special Meeting of Shareholders of the Funds (the "Meeting"), to be held at the offices of the Funds at One Financial Center, Boston, Massachusetts, on November 30, 2005, at 10:00 a.m. Boston time. The purpose of the Meeting is to consider and act upon the following matters:

1. To elect your Fund's nominees for Trustees. (TO BE VOTED ON SEPARATELY BY ALL SHAREHOLDERS OF EACH TRUST, VOTING TOGETHER WITH SHAREHOLDERS OF ALL FUNDS OF THAT TRUST.)

2. To approve amendments to your Fund's by-laws. (TO BE VOTED ON BY ALL SHAREHOLDERS OF STEINROE VARIABLE INVESTMENT TRUST.)

3. To approve amendments to and the elimination of certain fundamental investment restrictions of your Fund. (TO BE VOTED UPON BY THE SHAREHOLDERS OF EACH AFFECTED FUND, VOTING SEPARATELY BY FUND AND SEPARATELY ON EACH PROPOSED AMENDMENT OR ELIMINATION.)

4. To transact such other business as may properly come before the Meeting, or any adjournment(s) thereof.

Attached to this notice is the Proxy Statement of the Funds. You are urged to read this statement carefully before completing your voting instruction card.

By order of the Board of Trustees,

R. Scott Henderson
Secretary of the Funds

October 7, 2005

IT IS IMPORTANT THAT YOUR POLICY OR CONTRACT BE REPRESENTED. PLEASE PROMPTLY MARK YOUR VOTING INSTRUCTIONS ON THE ENCLOSED CARD; THEN, SIGN, DATE AND MAIL IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE. YOUR PROMPT RESPONSE WILL HELP ENSURE THAT YOUR INTERESTS ARE REPRESENTED.

                       STEINROE VARIABLE INVESTMENT TRUST
                COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES
                 LIBERTY ASSET ALLOCATION FUND, VARIABLE SERIES
                LIBERTY FEDERAL SECURITIES FUND, VARIABLE SERIES
                   LIBERTY MONEY MARKET FUND, VARIABLE SERIES
               LIBERTY SMALL COMPANY GROWTH FUND, VARIABLE SERIES

                       LIBERTY VARIABLE INVESTMENT TRUST
                 COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES
                COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES
                   COLUMBIA HIGH YIELD FUND, VARIABLE SERIES
                  COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES
                 LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES
                   LIBERTY SELECT VALUE FUND, VARIABLE SERIES
                  LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES

    (EACH UNITALICIZED ENTITY, A "TRUST"; EACH ITALICIZED ENTITY, A "FUND")

                             ONE FINANCIAL CENTER,
                        BOSTON, MASSACHUSETTS 02111-2621
                                 1-866-348-1468

                                PROXY STATEMENT

                    FOR THE SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON NOVEMBER 30, 2005

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board" or the "Trustees") of the Trusts for use at the special meeting of the shareholders of the Funds (the "Meeting") to be held at the offices of the Funds, One Financial Center, Boston, Massachusetts, on November 30, 2005, at 10:00 a.m. Boston time, and at any adjournment(s) thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the "Notice"). The Notice, this Proxy Statement and the enclosed proxy card are first being mailed, or otherwise being made available, to shareholders on or about October 7, 2005. Please read this Proxy Statement and keep it for future reference.

The Meeting has been called for the purpose of having the shareholders of the Funds consider and take action upon the proposals listed in the Notice (the "Proposals"). This Proxy Statement contains information you should know before voting on the Proposals. As described in greater detail below, while shareholders are being asked to amend and eliminate certain by-law provisions and "fundamental" investment restrictions, this is being done solely to facilitate compliance testing through standardization and to enhance future flexibility. The Funds' investment advisor, Columbia Management Advisors, LLC ("Columbia Management") has no present intention of changing the way that the Funds are managed in response to these proposals. The following is a list of the Proposals presented in this Proxy Statement and the Funds that are affected by such Proposals:

PROPOSAL                                          AFFECTED FUNDS
--------                                          --------------
Proposal 1: To approve the          All Funds
election of Trustees.
Proposal 2.A.: To approve an        Columbia Large Cap Growth Fund, Variable
amendment to SteinRoe Variable      Series
Investment Trust's by-laws with     Liberty Asset Allocation Fund, Variable
respect to amendments requiring     Series
approval by shareholders.           Liberty Federal Securities Fund, Variable
                                    Series
                                    Liberty Money Market Fund, Variable Series
                                    Liberty Small Company Growth Fund,
                                    Variable Series
Proposal 2.B.: To approve the       Columbia Large Cap Growth Fund, Variable
elimination of a SteinRoe Variable  Series
Investment Trust by-law provision   Liberty Asset Allocation Fund, Variable
with respect to lending Trust       Series
assets to interested persons.       Liberty Federal Securities Fund, Variable
                                    Series
                                    Liberty Money Market Fund, Variable Series
                                    Liberty Small Company Growth Fund,
                                    Variable Series
Proposal 2.C.: To approve the       Columbia Large Cap Growth Fund, Variable
elimination of a SteinRoe Variable  Series
Investment Trust by-law provision   Liberty Asset Allocation Fund, Variable
with respect to restriction on      Series
transferability of Trust shares.    Liberty Federal Securities Fund, Variable
                                    Series
                                    Liberty Money Market Fund, Variable Series
                                    Liberty Small Company Growth Fund,
                                    Variable Series
Proposal 2.D.: To approve the       Columbia Large Cap Growth Fund, Variable
elimination of a SteinRoe Variable  Series
Investment Trust by-law provision   Liberty Asset Allocation Fund, Variable
with respect to dealings with the   Series
Trust by interested persons.        Liberty Federal Securities Fund, Variable
                                    Series
                                    Liberty Money Market Fund, Variable Series
                                    Liberty Small Company Growth Fund,
                                    Variable Series
Proposal 3.A.: To approve an        Columbia High Yield Fund, Variable Series
amendment to certain Funds'         Columbia Large Cap Growth Fund, Variable
fundamental investment              Series
restrictions with respect to        Liberty Asset Allocation Fund, Variable
borrowing money.                    Series
                                    Liberty Federal Securities Fund, Variable
                                    Series
                                    Liberty Money Market Fund, Variable Series
                                    Liberty Select Value Fund, Variable Series
                                    Liberty Small Company Growth Fund,
                                    Variable Series
                                    Liberty S&P 500 Index Fund, Variable
                                    Series

PROPOSAL                                          AFFECTED FUNDS
--------                                          --------------
Proposal 3.B.: To approve an        Colonial Small Cap Value Fund, Variable
amendment to certain Funds'         Series
fundamental investment              Colonial Strategic Income Fund, Variable
restrictions with respect to        Series
issuing senior securities.          Columbia High Yield Fund, Variable Series
                                    Columbia International Fund, Variable
                                    Series
                                    Liberty Growth & Income Fund, Variable
                                    Series
                                    Liberty Select Value Fund, Variable Series
                                    Liberty S&P 500 Index Fund, Variable
                                    Series
Proposal 3.C.: To approve the       Columbia High Yield Fund, Variable Series
elimination of certain Fund's
fundamental investment restriction
with respect to pledging assets.
Proposal 3.D.: To approve an        All Funds
amendment to certain Funds'
fundamental investment
restrictions with respect to
making loans.
Proposal 3.E.: To approve an        Colonial Small Cap Value Fund, Variable
amendment to certain Funds'         Series
fundamental investment              Colonial Strategic Income Fund, Variable
restrictions with respect to        Series
diversification of investments.     Columbia High Yield Fund, Variable Series
                                    Columbia Large Cap Growth Fund, Variable
                                    Series
                                    Liberty Asset Allocation Fund, Variable
                                    Series
                                    Liberty Federal Securities Fund, Variable
                                    Series
                                    Liberty Growth & Income Fund, Variable
                                    Series
                                    Liberty Money Market Fund, Variable Series
                                    Liberty Select Value Fund, Variable Series
                                    Liberty Small Company Growth Fund,
                                    Variable Series
                                    Liberty S&P 500 Index Fund, Variable
                                    Series
Proposal 3.F.: To approve an        Columbia High Yield Fund, Variable Series
amendment to certain Funds'         Columbia Large Cap Growth Fund, Variable
fundamental investment              Series
restrictions with respect to        Liberty Asset Allocation Fund, Variable
investments in commodities.         Series
                                    Liberty Federal Securities Fund, Variable
                                    Series
                                    Liberty Money Market Fund, Variable Series
                                    Liberty Small Company Growth Fund,
                                    Variable Series
Proposal 3.G.: To approve an        All Funds
amendment to certain Funds'
fundamental investment
restrictions with respect to
investments in real estate.
Proposal 3.H.: To approve an        All Funds
amendment to certain Funds'
fundamental investment
restrictions with respect to
underwriting of securities.
Proposal 3.I.: To approve the       Columbia High Yield Fund, Variable Series
elimination of certain Fund's
fundamental investment
restrictions with respect to
purchasing securities on margin.

PROPOSAL                                          AFFECTED FUNDS
--------                                          --------------
Proposal 3.J.: To approve the       Colonial Small Cap Value Fund, Variable
elimination of certain Funds'       Series
fundamental investment              Columbia High Yield Fund, Variable Series
restrictions with respect to        Columbia Large Cap Growth Fund, Variable
investing for the purpose of        Series
exercising control.                 Liberty Asset Allocation Fund, Variable
                                    Series
                                    Liberty Federal Securities Fund, Variable
                                    Series
                                    Liberty Money Market Fund, Variable Series
                                    Liberty Select Value Fund, Variable Series
                                    Liberty Small Company Growth Fund,
                                    Variable Series
                                    Liberty S&P 500 Index Fund, Variable
                                    Series
Proposal 3.K.: To approve the       Columbia High Yield Fund, Variable Series
elimination of certain Funds'
fundamental investment
restrictions with respect to short
sales.
Proposal 3.L.: To approve an        All Funds
amendment to certain Funds'
fundamental investment
restrictions with respect to
concentrating investments in an
industry.
Proposal 3.M.: To approve the       Columbia High Yield Fund, Variable Series
elimination of certain Funds'
fundamental investment
restrictions with respect to
purchasing illiquid securities.
Proposal 3.N.: To approve the       Columbia High Yield Fund, Variable Series
elimination of certain Funds'
fundamental investment
restrictions with respect to
investing in securities of other
investment companies.
Proposal 3.O.: To approve the       Colonial Small Cap Value Fund, Variable
elimination of certain Funds'       Series
fundamental investment              Colonial Strategic Income Fund, Variable
restrictions with respect to        Series
buying and selling puts and calls.  Columbia High Yield Fund, Variable Series
                                    Columbia International Fund, Variable
                                    Series
                                    Liberty Growth & Income Fund, Variable
                                    Series
                                    Liberty Select Value Fund, Variable Series
                                    Liberty S&P 500 Index Fund, Variable
                                    Series

With respect to Proposal 1, the shareholders of each Fund in a Trust will vote together with the shareholders of all other Funds of that Trust on the election of Trustees. With respect to Proposal 2, the shareholders of each Fund in SteinRoe Variable Investment Trust will vote together with the shareholders of all other Funds of that Trust separately on each Proposal 2.A. through 2.D. With respect to Proposal 3, the shareholders of each Fund will vote separately by Fund and separately on each Proposal 3.A. through 3.O. affecting the Fund.

Timely, properly executed proxies will be voted as you instruct. If no specification is made with respect to a Proposal, shares will be voted in accordance with the recommendation of the Board as to that Proposal. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card. Supplemental solicitations of proxies may be made by personal interview, mail, telephone, facsimile or electronic mail ("e-mail") by officers and Trustees of your Fund, officers and employees of Columbia Management and other representatives of your Fund, as described below. Columbia Management will bear the costs incurred in connection with the solicitation of proxies, the costs of holding the Meeting, and other expenses associated with obtaining the approval of the Funds and their shareholders.

Shareholders of record at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Meeting or any adjournment(s) thereof. Shareholders on the Record Date shall be entitled to one vote for each whole share held, as to each matter on which they are entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote.

I. PROPOSAL 1: ELECTION OF TRUSTEES

Mses. Kelly and Verville and Messrs. Hacker, Lowry, Mayer, Nelson, Neuhauser, Simpson, Stitzel, Theobald and Woolworth (who have each agreed to serve) are proposed for election as Trustees of the Funds.

REQUIRED VOTE

The affirmative vote of a plurality of the holders of shares of beneficial interest of each series of a Trust (voting together) present at the Meeting in person or by proxy is required for the election of each such Trustee (i.e., the eleven nominees who receive the most votes will be elected). The names and ages of the Trustees of the Funds, the year each was first elected, their principal business occupations during at least the last five years, the number of portfolios in the Fund Complex overseen by each Trustee and other directorships that each Trustee holds are shown below. The Trustees serve terms of indefinite duration. The address of each Trustee is One Financial Center, Boston, MA 02111-2621.

                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN
                                                                                                FUND
                                                                                               COMPLEX
                           POSITION   YEAR FIRST           PRINCIPAL OCCUPATION(S)            OVERSEEN
  NAME/AGE AND ADDRESS    WITH FUNDS  ELECTED(1)           DURING PAST FIVE YEARS            BY DIRECTOR
------------------------  ----------  ----------   ---------------------------------------  -------------
DISINTERESTED TRUSTEES
Douglas A. Hacker         Trustee        1996      Executive Vice President-Strategy of          101
(Age 49)                                           United Airlines (airline) since
                                                   December, 2002 (formerly President of
                                                   UAL Loyalty Services (airline) from
                                                   September, 2001 to December, 2002;
                                                   Executive Vice President and Chief
                                                   Financial Officer of United Airlines
                                                   from July, 1999 to September, 2001;
                                                   Senior Vice President -- Finance from
                                                   March, 1993 to July, 1999).
Janet Langford Kelly      Trustee        1996      Partner, Zelle, Hofmann, Voelbel, Mason       101
(Age 47)                                           & Gette LLP (law firm) since March
                                                   2005; Adjunct Professor of Law,
                                                   Northwestern University, since
                                                   September, 2004; (formerly Chief
                                                   Administration Officer and Senior Vice
                                                   President, Kmart Holding Corporation
                                                   (consumer goods), from September, 2003
                                                   to March, 2004; Executive Vice
                                                   President-Corporate Development and
                                                   Administration, General Counsel and
                                                   Secretary, Kellogg Company (food
                                                   manufacturer), from September, 1999 to
                                                   August, 2003; Senior Vice President,
                                                   Secretary and General Counsel, Sara Lee
                                                   Corporation (branded, packaged,
                                                   consumer-products manufacturer) from
                                                   January, 1995 to September, 1999).


  NAME/AGE AND ADDRESS       OTHER DIRECTORSHIPS HELD
------------------------  -------------------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker            Nash Finch Company (food
(Age 49)                           distributor)
Janet Langford Kelly                   None
(Age 47)

                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN
                                                                                                FUND
                                                                                               COMPLEX
                           POSITION   YEAR FIRST           PRINCIPAL OCCUPATION(S)            OVERSEEN
  NAME/AGE AND ADDRESS    WITH FUNDS  ELECTED(1)           DURING PAST FIVE YEARS            BY DIRECTOR
------------------------  ----------  ----------   ---------------------------------------  -------------
Richard W. Lowry(2)       Trustee        1995      Private Investor since August, 1987           103
(Age 69)                                           (formerly Chairman and Chief Executive
                                                   Officer, U.S. Plywood Corporation
                                                   (building products manufacturer)).
Charles R. Nelson         Trustee        1981      Professor of Economics, University of         101
(Age 63)                                           Washington, since January, 1976; Ford
                                                   and Louisa Van Voorhis Professor of
                                                   Political Economy, University of
                                                   Washington, since September, 1993;
                                                   (formerly Director, Institute for
                                                   Economic Research, University of
                                                   Washington, from September, 2001 to
                                                   June, 2003); Adjunct Professor of
                                                   Statistics, University of Washington,
                                                   since September, 1980; Associate
                                                   Editor, Journal of Money Credit and
                                                   Banking, since September, 1993;
                                                   consultant on econometric and
                                                   statistical matters.
John J. Neuhauser(2)      Trustee        1985      Academic Vice President and Dean of           103
(Age 62)                                           Faculties since August, 1999, Boston
                                                   College (formerly Dean, Boston College
                                                   School of Management from September,
                                                   1977 to August, 1999).
Patrick J. Simpson        Trustee        2000      Partner, Perkins Coie, LLP (law firm).        101
(Age 61)
Thomas E. Stitzel         Trustee        1998      Business Consultant since 1999                101
(Age 69)                                           (formerly Professor of Finance from
                                                   1975 to 1999; College of Business,
                                                   Boise State University); Chartered
                                                   Financial Analyst.


  NAME/AGE AND ADDRESS       OTHER DIRECTORSHIPS HELD
------------------------  -------------------------------
Richard W. Lowry(2)                    None
(Age 69)
Charles R. Nelson                      None
(Age 63)
John J. Neuhauser(2)          Saucony, Inc. (athletic
(Age 62)                             footwear)
Patrick J. Simpson                     None
(Age 61)
Thomas E. Stitzel                      None
(Age 69)

                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN
                                                                                                FUND
                                                                                               COMPLEX
                           POSITION   YEAR FIRST           PRINCIPAL OCCUPATION(S)            OVERSEEN
  NAME/AGE AND ADDRESS    WITH FUNDS  ELECTED(1)           DURING PAST FIVE YEARS            BY DIRECTOR
------------------------  ----------  ----------   ---------------------------------------  -------------
Thomas C. Theobald(3)     Trustee        1996      Partner and Senior Advisor, Chicago           101
(Age 68)                                           Growth Partners (private equity
                                                   investing) since September, 2004;
                                                   (formerly Managing Director, William
                                                   Blair Capital Partners (private equity
                                                   investing) from September, 1994 to
                                                   September, 2004).
Anne-Lee Verville         Trustee        1998      Retired since 1997 (formerly General          101
(Age 59)                                           Manager, Global Education Industry, IBM
                                                   Corporation (computers and technology)
                                                   from 1994 to 1997).
Richard L. Woolworth      Trustee        1991      Retired since December, 2003 (formerly        101
(Age 64)                                           Chairman and Chief Executive Officer,
                                                   The Regence Group (regional health
                                                   insurer); Chairman and Chief Executive
                                                   Officer, Blue Cross Blue Shield of
                                                   Oregon; Certified Public Accountant,
                                                   Arthur Young & Company).
INTERESTED TRUSTEE
William E. Mayer(2)(4)    Trustee        1994      Partner, Park Avenue Equity Partners          103
(Age 65)                                           (private equity) since February, 1999;
                                                   (formerly Partner, Development Capital
                                                   LLC from November, 1996 to February,
                                                   1999).


  NAME/AGE AND ADDRESS       OTHER DIRECTORSHIPS HELD
------------------------  -------------------------------
Thomas C. Theobald(3)     Anixter International (network
(Age 68)                  support equipment distributor);
                             Ventas Inc. (real estate
                           investment trust); Jones Lang
                          LaSalle (real estate management
                           services) and Ambac Financial
                            Group (financial guarantee
                                    insurance).
Anne-Lee Verville            Chairman of the Board of
(Age 59)                   Directors, Enesco Group, Inc.
                              (designer, importer and
                            distributor of giftware and
                                  collectibles).
Richard L. Woolworth       NorthWest Natural (a natural
(Age 64)                      gas service provider).
INTERESTED TRUSTEE
William E. Mayer(2)(4)    Lee Enterprises (print media);
(Age 65)                   WR Hambrecht + Co. (financial
                          service provider); First Health
                           (healthcare); Readers Digest
                              (publisher); OPENFIELD
                            Solutions (retail industry
                               technology provider).

---------------

(1) In October 2003, the trustees of the Liberty Funds and Stein Roe Funds were elected to the boards of the Columbia Funds; simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors/trustees of the Columbia Funds were appointed to serve as trustees of the Liberty Funds and Stein Roe Funds. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Fund Complex.

(2) Messrs. Lowry, Neuhauser and Mayer each also serves as a director/trustee of the All-Star Funds, currently consisting of 2 investment companies, which are advised by an affiliate of Columbia Management.

(3) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

(4) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940, as amended) of the Funds by reason of his affiliation with WR Hambrecht + Co.

FOR INFORMATION REGARDING THE EXECUTIVE OFFICERS OF YOUR FUND, SEE APPENDIX A TO THIS PROXY STATEMENT.

CONSOLIDATION OF LEGAL ENTITIES

The Trustees have also approved, subject to shareholder approval of the election of all current Trustees, the reorganization of each Fund that is currently a series of Liberty Variable Investment Trust as a series of SteinRoe Variable Investment Trust, expected to be renamed Columbia Variable Insurance Trust (the "Combined Trust"). The Trustees believe that the consolidation of the Funds into a single legal entity will enhance the efficiency of compliance monitoring and administration. This consolidation, together with the name change of the Combined Trust, is currently expected to be effected in the first quarter of 2006. The New Fund (as defined below) will have the same fundamental investment restrictions as the Fund immediately prior to the Reorganization (which will reflect any approvals of Proposals 3.A. through 3.O.).

The consolidation of legal entities (the "Reorganizations") would be effected pursuant to a plan of reorganization that provides for the transfer of all of the assets of each Fund to a newly-created corresponding series of the Combined Trust with no prior operating history (a "New Fund") in exchange for shares of the New Fund and the assumption by the New Fund of all of the liabilities of the Fund, followed by the liquidation of the Fund (a "Plan").

As described in more detail below in "Information About the Combined Trust", the Combined Trust, like Liberty Variable Investment Trust, is a business trust governed by Massachusetts law, an agreement and declaration of trust (the "Declaration of Trust") and by-laws. The Combined Trust has separate series representing different portfolios. Each series of the Combined Trust will have shares representing beneficial interests in the assets and liabilities belonging to that series, and shares of each series will be further divided into separate classes. The New Funds will continue the business of the Funds.

Each New Fund will have the same investment objectives, policies and restrictions as the corresponding Fund (as amended by Proposal 3 to the extent the amendments are approved by shareholders). In addition, each New Fund will be managed by the same investment team as the corresponding Fund using the same investment process, and will have the same management fees and expense structure as the corresponding Fund immediately prior to the Reorganization.

Because each Reorganization would satisfy the provisions of Rule 17a-8 of the Investment Company Act of 1940, as amended (the "1940 Act") that permits reorganizations without a shareholder vote and none of the Declarations of Trust of the Trusts requires a shareholder vote for such Reorganizations, no shareholder vote is required to complete the Reorganizations.

BACKGROUND AND REASONS FOR THE REORGANIZATIONS

At a meeting held on May 11, 2005, the Board, including all Trustees who are not "interested persons" of the Funds (as defined in Section 2(a)(19) of the 1940
Act) (each, an "Independent Trustee") unanimously approved the Reorganization of each Fund and recommended shareholder approval of each Reorganization. The Board was assisted in its determination by independent legal counsel for the Independent Trustees. The Board determined that each Reorganization would be in the best interests of the relevant Fund, and that the interests of the Fund's shareholders would not be diluted as a result of effecting the Reorganization.

The Board also took into account the fact that the expected costs of the proposed Reorganizations, including the costs incurred in connection with the solicitation of proxies, the costs of holding the Meeting, the fees associated with creating the New Funds, accounting fees, and legal fees, would be borne by Columbia Management and not the Trust or the Funds.

The primary purpose of the Reorganizations is to facilitate compliance monitoring and efficient administration.

AGREEMENT AND PLAN OF REORGANIZATION

Each Plan provides that the relevant New Fund will acquire all of the assets of the corresponding Fund in exchange for the assumption by the New Fund of all of the liabilities of the Fund and for the issuance of the shares of the New Fund ("Reorganization Shares"), all as of a date to be determined but currently expected be in the first half of 2006. The following discussion of the Plans is qualified in its entirety by the full text of the Plan for each Fund, the form of which is attached as Exhibit 11 to this Proxy Statement.

Each Fund will sell all of its assets attributable to each class of its shares to the corresponding New Fund, and, in exchange, the New Fund will assume all of the liabilities of the Fund and deliver to the Fund a number of full and fractional shares of beneficial interest of the same class of the New Fund having an aggregate net asset value equal to the value of the assets of the Fund, less the value of the liabilities of the Fund assumed by the New Fund attributable to such class.

For federal income tax purposes, all of the Reorganizations are expected to be tax-free reorganizations. For more information about the tax consequences of the proposed Reorganizations, see "Federal Income Tax Consequences of the Reorganizations" below.

Upon consummation of the transactions proposed to occur on the Exchange Date, each Fund will distribute pro rata to its shareholders of record of each class as of the Exchange Date the full and fractional Reorganization Shares of such class received by the Fund. Each holder of shares of the Fund will receive a number of full and/or fractional Reorganization Shares having an aggregate net asset value on the Exchange Date equal to the value of and of the same class as the full and/or fractional shares of the Fund held by the shareholder as of the Exchange Date. This distribution will be accomplished by the establishment of accounts on the share records of the corresponding New Fund in the names of the Fund shareholders, each account representing the respective number of full and fractional Reorganization Shares due such shareholder.

The consummation of each Reorganization is subject to the conditions set forth in the Plan, including receipt of opinions of counsel, any of which may be waived. Each Plan may be terminated and the Reorganization abandoned at any time, before or after approval by the shareholders of the relevant Fund, prior to the Exchange Date, by mutual consent of the Trustees of the relevant Fund and trustees of the New Fund or, if any condition set forth in the Plan has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the consummation by each New Fund and its corresponding Fund of the transactions contemplated by the Plan will be borne by Columbia Management.

OTHER MATTERS

The investment objectives, policies and restrictions of each Fund (as amended by Proposal 3 to the extent the amendments are approved by shareholders) will be adopted by each New Fund and will not change as a result of the Reorganizations. In addition, Columbia Management will serve as the investment advisor of each New Fund. Furthermore, the management fees and expense structures of each New Fund will be the same as for the corresponding Fund.

Immediately prior to the Reorganizations, the New Funds will have nominal assets and no liabilities, and Columbia Management will be the sole shareholder of each New Fund.

INFORMATION ABOUT THE COMBINED TRUST. The Combined Trust, currently known as SteinRoe Variable Investment Trust, is governed by a Declaration of Trust, By-Laws (the "By-Laws") and its Board. The Combined Trust is organized as a Massachusetts business trust governed by Massachusetts and federal law.

The Board of SteinRoe Variable Investment Trust has approved amendments to that Trust's Declaration of Trust and By-Laws. Certain changes to the By-Laws require shareholder approval (see Proposals 2.A. through 2.D.). It is expected that the amendments to the Declaration of Trust and By-Laws will be effective shortly after the upcoming shareholder meeting. If shareholders do not approve the By-Law amendments, the amendments to the Declaration of Trust and the amendments to the By-Laws not requiring shareholder approval will nonetheless become effective. The table below summarizes the significant differences between the Declarations of Trust and By-Laws of the Combined Trust and of the Trusts. The table assumes, in its presentation of the Combined Trust's Declaration of Trust and By-Laws, that shareholders approve the By-Law amendments described in Proposals 2.A. through 2.D. For additional information, shareholders of a Fund should refer directly to such documents, copies of which may be obtained, free of charge, by contacting the Combined Trust at its address listed on the cover page of this Proxy Statement.

                                   THE COMBINED TRUST       LIBERTY VARIABLE INVESTMENT TRUST  STEINROE VARIABLE INVESTMENT TRUST
                              ----------------------------  ---------------------------------  ----------------------------------
SHAREHOLDER LIABILITY:        A shareholder or former       A shareholder or former            A shareholder or former
                              shareholder held to be        shareholder held to be personally  shareholder held to be personally
                              personally liable solely by   liable solely by reason of his or  liable solely by reason of his or
                              reason of his or her being    her being or having been a         her being or having been a
                              or having been a shareholder  shareholder is entitled to be      shareholder is entitled to be held
                              and not because of his or     held harmless from and             harmless from and indemnified
                              her acts or omissions is      indemnified against all loss and   against all loss and expense
                              entitled out of the assets    expense arising from such          arising from such liability.
                              of the series (or             liability.
                              attributable to the class)                                       Every note, bond, contract,
                              of which he or she is a       Every note, bond, contract,        instrument, certificate or
                              shareholder or former         instrument, certificate or         undertaking made or issued by any
                              shareholder to be held        undertaking made or issued by any  Trustees or Trustee or by any
                              harmless from and             Trustees or Trustee or by any      officers or officer must recite
                              indemnified against all loss  officers or officer must recite    that the same was executed or made
                              and expense arising from      that the same was executed or      by or on behalf of the Trust and
                              such liability.               made by or on behalf of the Trust  that obligations of such
                                                            and that obligations of such       instrument are not binding on any
                              Every note, bond, contract,   instrument are not binding on any  of them or shareholders
                              instrument, certificate or    of them or shareholders            individually.
                              undertaking made or issued    individually.
                              by any Trustees or Trustee
                              or by any officers or
                              officer must recite that the
                              same was executed or made by
                              or on behalf of the Trust
                              and that obligations of such
                              instrument are not binding
                              on any of them or
                              shareholders individually.

                                   THE COMBINED TRUST       LIBERTY VARIABLE INVESTMENT TRUST  STEINROE VARIABLE INVESTMENT TRUST
                              ----------------------------  ---------------------------------  ----------------------------------
SHAREHOLDER VOTING RIGHTS:    Shareholders have the power   Shareholders have the power to     Shareholders have the power to
                              to vote only (i) for the      vote only (i) for the election or  vote only (i) for the election or
                              election or, to the extent    removal of Trustees; (ii) with     removal of Trustees; (ii) with
                              required by law, removal of   respect to any investment          respect to any investment adviser;
                              Trustees; (ii) with respect   adviser; (iii) with respect to     (iii) with respect to any
                              to any termination, by the    any termination, by the            termination, by the shareholders,
                              shareholders, of the Trust    shareholders, of the Trust or      of the Trust or series or class of
                              or series or class of the     series or class of the Trust;      the Trust; (iv) with respect to
                              Trust; (iii) with respect to  (iv) with respect to any           any amendment, by the
                              derivative actions, to the    amendment, by the shareholders,    shareholders, to the Declaration
                              extent certain demand         to the Declaration of Trust; (v)   of Trust; (v) with respect to
                              requirements are met; and     with respect to derivative         derivative actions, to the same
                              (iv) with respect to any      actions, to the same extent as     extent as shareholders of a
                              other matters required by     shareholders of a Massachusetts    Massachusetts business
                              law, the organizational       business corporation; and (vi)     corporation; and (vi) with respect
                              documents or deemed           with respect to any other matters  to any other matters required by
                              desirable by the Board of     required by law, the               law, the organizational documents,
                              Trustees.                     organizational documents, or       or deemed desirable by the Board
                                                            deemed desirable by the Board of   of Trustees.
                              No shareholder may bring a    Trustees.
                              derivative claim without                                         Each whole share outstanding on
                              first requesting the          Each whole share outstanding on    the record date is entitled to one
                              Trustees to bring or          the record date is entitled to     vote on any matter on which it is
                              maintain such action,         one vote on any matter on which    entitled to vote and each
                              proceeding or claim. Such     it is entitled to vote and each    fractional share is entitled to a
                              demand shall be excused only  fractional share is entitled to a  proportionate fractional vote.
                              when the plaintiff makes a    proportionate fractional vote.
                              specific showing that
                              irreparable injury to the     Shareholders shall vote together
                              Trust or series would         as a single class without regard
                              otherwise result.
                              Each whole share (or
                              fractional share)
                              outstanding on the record
                              date is entitled to a number
                              of votes on any matter on
                              which it

                                   THE COMBINED TRUST       LIBERTY VARIABLE INVESTMENT TRUST  STEINROE VARIABLE INVESTMENT TRUST
                              ----------------------------  ---------------------------------  ----------------------------------
                              is entitled to vote equal to  to series or class of shares,      Shareholders shall vote together
                              the net asset value of the    except that (1) when required by   as a single class without regard
                              share (or fractional share)   the 1990 Act or other applicable   to series or class of shares,
                              in U.S. dollars determined    law or when the Trustees shall     except that (1) when required by
                              at the close of business on   have determined that the matter    the 1990 Act or other applicable
                              the record date (for          affects one or more series or      law or when the Trustees shall
                              example, a share having a     classes materially differently,    have determined that the matter
                              net asset value of $10.50     shares shall be voted by           affects one or more series or
                              would be entitled to 10.5     individual series or class and     classes materially differently,
                              votes).                       (2) when the Trustees determine    shares shall be voted by
                                                            that the matter affects only the   individual series or class and (2)
                              Shareholders shall vote       interests of one or more series    when the Trustees determine that
                              together as a single class    or classes, only shareholders of   the matter affects only the
                              without regard to series or   such series or classes shall be    interests of one or more series or
                              class of shares, except that  entitled to vote thereon.          classes, only shareholders of such
                              (1) when required by the                                         series or classes shall be
                              1990 Act or when the                                             entitled to vote thereon.
                              Trustees shall have
                              determined that the matter
                              affects one or more series
                              or classes of shares
                              materially differently,
                              shares shall be voted by
                              individual series or class
                              and (2) when the matter
                              affects only the interests
                              of one or more series or
                              classes, only shareholders
                              of such series or classes
                              shall be entitled to vote
                              thereon.

                                   THE COMBINED TRUST       LIBERTY VARIABLE INVESTMENT TRUST  STEINROE VARIABLE INVESTMENT TRUST
                              ----------------------------  ---------------------------------  ----------------------------------
SHAREHOLDER MEETINGS:         Shareholders have no          Shareholders may call a meeting    Shareholders may call a meeting
                              specific right to call        upon written application of        upon written application of
                              meetings, except as may be    shareholders holding at least 10%  shareholders holding at least 10%
                              required by applicable law,   of the outstanding shares of the   of the outstanding shares of the
                              including the Investment      Trust, or 10% of the outstanding   Trust, or 10% of the outstanding
                              Company Act of 1940.          shares of any series or class (if  shares of any series or class (if
                                                            shareholders of such series or     shareholders of such series or
                                                            class are entitled to vote by      class are entitled to vote by
                                                            individual series or class). The   individual series or class). The
                                                            application must state the         application must state the purpose
                                                            purpose of the meeting and the     of the meeting and the matters to
                                                            matters to be acted upon.          be acted upon.

SHAREHOLDER QUORUM:           30% of the shares entitled    30% of the shares entitled to      30% of the shares entitled to vote
                              to vote at the meeting.       vote at the meeting.               at the meeting.

SHAREHOLDER CONSENT:          Majority consent required     Majority consent required for      Majority consent required for
                              for shareholder action taken  shareholder action taken without   shareholder action taken without a
                              without a meeting.            a meeting.                         meeting.

NOTICE TO SHAREHOLDERS:       Notice of shareholder         Notice of shareholder meetings is  Notice of shareholder meetings is
                              meetings is to be mailed,     to be mailed, postage prepaid,     to be mailed, postage prepaid, not
                              postage prepaid, or sent by   not less than seven days before    less than seven days before the
                              facsimile or other            the date of such meeting.          date of such meeting.
                              electronic submission not
                              less than seven days before   Notice must include the purpose    Notice must include the purpose or
                              the date of such meeting.     or purposes for which a meeting    purposes for which a meeting is
                                                            is called.                         called.
                              Notice is not expressly
                              required to include the
                              purpose for which the
                              meeting is called.

                                   THE COMBINED TRUST       LIBERTY VARIABLE INVESTMENT TRUST  STEINROE VARIABLE INVESTMENT TRUST
                              ----------------------------  ---------------------------------  ----------------------------------
TRUSTEE'S POWER TO AMEND      The Declaration of Trust may  Except when otherwise required by  Except when otherwise required by
DECLARATION OF TRUST:         be amended at any time by an  the Investment Company Act of      the Investment Company Act of
                              instrument in writing signed  1940, the Declaration of Trust     1940, the Declaration of Trust may
                              by a majority of the then     may be amended by a majority vote  be amended by a majority vote of
                              Trustees, provided that, for  of the Trustees, provided that,    the Trustees, provided that, for
                              non-ministerial amendments,   for non- ministerial amendments,   non- ministerial amendments,
                              notice is promptly mailed to  notice is mailed to the            notice is mailed to the
                              shareholders as of the day    shareholders upon the same day     shareholders upon the same day
                              such amendment is effective.  such amendment is effective.       such amendment is effective.

TRUSTEES' POWER TO AMEND      The Trustees may amend the    The Trustees or shareholders may,  The Trustees or shareholders may,
BY-LAWS:                      By-Laws at any time.          by majority vote, amend the        by majority vote, amend the
                                                            By-Laws, provided that             By-Laws, provided that shareholder
                                                            shareholder approval is required   approval is required to amend the
                                                            to amend the provisions regarding  provisions regarding amendments,
                                                            amendments, lending Trust assets   lending Trust assets to certain
                                                            to certain interested persons,     interested persons,
                                                            transferability of shares and      transferability of shares and
                                                            dealings with the Trust by         dealings with the Trust by certain
                                                            certain interested persons.        interested persons.

                                   THE COMBINED TRUST       LIBERTY VARIABLE INVESTMENT TRUST  STEINROE VARIABLE INVESTMENT TRUST
                              ----------------------------  ---------------------------------  ----------------------------------
TERMINATION OF TRUST:         Shareholders have the right   Trustees may terminate the Trust   Trustees may terminate the Trust,
                              to terminate the Trust, or    or series without shareholder      or series or class, without
                              series or class, upon         approval by written notice to the  shareholder approval by written
                              approval of at least 66 2/3%  shareholders.                      notice to shareholders.
                              of the outstanding shares of
                              the Trust or the affected
                              series or class.
                              Trustees may terminate the
                              Trust, or any series or
                              class, without shareholder
                              approval by written notice
                              to shareholders.

MERGER OR CONSOLIDATION       The Declaration of Trust      Shareholders have no express       Shareholders have no express right
TRUST:                        provides that a               right under the Declaration of     under the Declaration of Trust to
                              consolidation, merger or      Trust to vote on mergers or        vote on mergers or consolidations.
                              transfer may be authorized    consolidations.
                              by vote of a majority of the
                              Trustees then in office
                              without shareholder
                              approval, unless otherwise
                              required by law.

REMOVAL OF TRUSTEES:          Trustee may be removed, with  Trustee may be removed, with or    Trustee may be removed, with or
                              or without cause, by a        without cause, by (i) a majority   without cause, by (i) a majority
                              majority of Trustees then in  of Trustees then in office; (ii)   of Trustees then in office; (ii)
                              office.                       by a vote of two-thirds of the     by a vote of two- thirds of the
                                                            holders of outstanding shares at   holders of outstanding shares at a
                                                            a meeting called for the purpose;  meeting called for the purpose; or
                                                            or (iii) by the holders of two-    (iii) by the holders of two-
                                                            thirds of the outstanding shares   thirds of the outstanding shares
                                                            by declaration in writing filed    by declaration in writing filed
                                                            with the custodian of the Trust.   with the custodian of the Trust.

                                   THE COMBINED TRUST       LIBERTY VARIABLE INVESTMENT TRUST  STEINROE VARIABLE INVESTMENT TRUST
                              ----------------------------  ---------------------------------  ----------------------------------
TRUSTEE LIABILITY:            Trustees are not personally   Trustees are not personally        Trustees are not personally liable
                              liable for claims against     liable for claims against the      for claims against the Trust or
                              the Trust or for any neglect  Trust or for any neglect or        for any neglect or wrongdoing of
                              or wrongdoing of any          wrongdoing of any officer, agent,  any officer, agent, employee,
                              officer, agent, employee,     employee, investment adviser, or   investment adviser, or principal
                              investment adviser, or        principal underwriter of the       underwriter of the Trust. Each
                              principal underwriter of the  Trust. Each Trustee is not         Trustee is not responsible for the
                              Trust. Each Trustee is not    responsible for the act or         act or omission of any other
                              responsible for the act or    omission of any other Trustee and  Trustee and may be liable only by
                              omission of any other         may be liable only by reason of    reason of willful misfeasance, bad
                              Trustee and may be liable     willful misfeasance, bad faith,    faith, gross negligence or
                              only by reason of willful     gross negligence or reckless       reckless disregard of the duties
                              misfeasance, bad faith,       disregard of the duties involved   involved in the conduct of his
                              gross negligence or reckless  in the conduct of his office.      office.
                              disregard of the duties
                              involved in the conduct of
                              his office.
                              The appointment, designation
                              or identification of a
                              Trustee as the chairman of
                              the Board, the lead or
                              assistant lead independent
                              Trustee, a member or
                              chairman of a committee of
                              the Board, an expert on any
                              topic or in any area
                              (including an audit
                              committee financial expert)
                              or as having any other
                              special appointment,
                              designation or
                              identification shall not (a)
                              impose on that person any
                              duty, obligation or
                              liability that is greater
                              than the duties,

                                   THE COMBINED TRUST       LIBERTY VARIABLE INVESTMENT TRUST  STEINROE VARIABLE INVESTMENT TRUST
                              ----------------------------  ---------------------------------  ----------------------------------
                              obligations and liabilities
                              imposed on that person as a
                              Trustee in the absence of
                              the appointment, designation
                              or identification or (b)
                              affect in any way such
                              Trustee's rights or
                              entitlement to
                              indemnification, and no
                              Trustee who has special
                              skills or expertise, or who
                              is appointed, designated or
                              identified as aforesaid,
                              shall (x) be held to a
                              higher standard of care by
                              virtue thereof or (y) be
                              limited with respect to any
                              indemnification to which
                              such Trustee would otherwise
                              be entitled.

                                   THE COMBINED TRUST       LIBERTY VARIABLE INVESTMENT TRUST  STEINROE VARIABLE INVESTMENT TRUST
                              ----------------------------  ---------------------------------  ----------------------------------
TRUSTEE INDEMNIFICATION:      The By-Laws state that the    The Declaration of Trust states    The Declaration of Trust states
                              Trust will indemnify each of  that the Trust will indemnify      that the Trust will indemnify each
                              its Trustees and officers     each of its Trustees and officers  of its Trustees and officers
                              who are not employees or      against all liabilities and        against all liabilities and
                              officers of any investment    expenses, including amounts paid   expenses, including amounts paid
                              adviser to the Trust or any   in satisfaction of judgments, in   in satisfaction of judgments, in
                              affiliated person thereof     compromise, as fines and           compromise, as fines and
                              and may indemnify each of     penalties, and as counsel fees,    penalties, and as counsel fees,
                              its officers who are          reasonably incurred by such        reasonably incurred by such person
                              employees or officers of any  person while in office or          while in office or thereafter, by
                              investment adviser to the     thereafter, by reason of the       reason of the indemnified person's
                              Trust or any affiliated       indemnified person's service as a  service as a Trustee or officer.
                              person thereof against all    Trustee or officer. The Trust      The Trust will not indemnify its
                              liabilities and expenses,     will not indemnify its Trustees    Trustees and officers against any
                              including amounts paid in     and officers against any           liability to the Trust or to its
                              satisfaction of judgments,    liability to the Trust or to its   shareholders to which he or she
                              in compromise, as fines and   shareholders to which he or she    would otherwise be subject by
                              penalties, and as counsel     would otherwise be subject by      reason of willful misfeasance, bad
                              fees, reasonably incurred by  reason of willful misfeasance,     faith, gross negligence or
                              such person while in office   bad faith, gross negligence or     reckless disregard of the duties
                              or thereafter, by reason of   reckless disregard of the duties   involved in the conduct of his
                              the indemnified person's      involved in the conduct of such    office.
                              service as a Trustee or       person's office.
                              officer. The Trust will not                                      Under the Declaration of Trust, in
                              indemnify its Trustees and    Under the Declaration of Trust,    the absence of a final decision on
                              officers against any          in the absence of a final          the merits by an adjudicating body
                              liability to the Trust or to  decision on the merits by an       that such person is not liable by
                              its shareholders to which he  adjudicating body that such        reason of willful misfeasance, bad
                              or she would otherwise be     person is liable by reason of      faith, gross negligence or
                              subject by reason of willful  willful misfeasance, bad faith,    reckless
                              misfeasance, bad faith,       gross negligence or reckless
                              gross negligence or reckless
                              disregard of the duties
                              involved in the conduct of
                              his office.

                                   THE COMBINED TRUST       LIBERTY VARIABLE INVESTMENT TRUST  STEINROE VARIABLE INVESTMENT TRUST
                              ----------------------------  ---------------------------------  ----------------------------------
                              Under the By-Laws, in the     disregard of the duties involved   disregard of the duties involved
                              absence of a final decision   in the conduct of their office,    in the conduct of their office, no
                              on the merits by an           no indemnification will be         indemnification will be provided
                              adjudicating body that such   provided unless such person is     unless such person is determined
                              person has not acted in good  determined to be not liable by     to be not liable by (a) a vote of
                              faith in the reasonable       (a) a vote of a majority of the    a majority of the disinterested
                              belief that such person's     disinterested Trustees or (b) an   Trustees or (b) an independent
                              action was in the best        independent legal counsel as       legal counsel as expressed in a
                              interests of the Trust or is  expressed in a written opinion.    written opinion.
                              liable to the Trust or its
                              Shareholders by reason of
                              willful misfeasance, bad
                              faith, gross negligence or
                              reckless disregard of the
                              duties involved in the
                              conduct of his or her
                              office, indemnification will
                              be provided if (a) approved,
                              after notice that it
                              involves such
                              indemnification, by at least
                              a majority of the
                              disinterested Trustees
                              acting on the matter
                              (provided that a majority of
                              the disinterested Trustees
                              then in office act on the
                              matter) upon a
                              determination, based upon a
                              review of readily available
                              facts, that such person has
                              acted in good faith in the
                              reasonable belief that such
                              person's action was in the
                              best interests of the Trust
                              and is not liable to the

                                   THE COMBINED TRUST       LIBERTY VARIABLE INVESTMENT TRUST  STEINROE VARIABLE INVESTMENT TRUST
                              ----------------------------  ---------------------------------  ----------------------------------
                              Trust or its shareholders by
                              reason of willful
                              misfeasance, bad faith,
                              gross negligence or reckless
                              disregard of the duties
                              involved in the conduct of
                              his or her office or (b)
                              there has been obtained an
                              opinion in writing of
                              independent legal counsel,
                              based upon a review of
                              readily available facts to
                              the effect that such person
                              appears to have acted in
                              good faith in the reasonable
                              belief that such person's
                              action was in the best
                              interests of the Trust and
                              that such indemnification
                              would not protect such
                              person against any liability
                              to the Trust to which such
                              person would otherwise be
                              subject by reason of willful
                              misfeasance, bad faith,
                              gross negligence or reckless
                              disregard of the duties
                              involved in the conduct of
                              his or her office.

                                   THE COMBINED TRUST       LIBERTY VARIABLE INVESTMENT TRUST  STEINROE VARIABLE INVESTMENT TRUST
                              ----------------------------  ---------------------------------  ----------------------------------
LEGAL EXPENSES:               The By-Laws state that legal  The Declaration of Trust states    The Declaration of Trust states
                              expenses shall be paid from   that legal expenses shall not be   that legal expenses shall not be
                              time to time by the Trust in  paid from time to time by the      paid from time to time by the
                              advance of the final          Trust in advance of the final      Trust in advance of the final
                              disposition of any such       disposition of any such            disposition of any such proceeding
                              proceeding if the Trust       proceeding unless the Trust        unless the Trust receives a
                              receives a written            receives a written undertaking by  written undertaking by the
                              undertaking by the            the indemnified person to          indemnified person to reimburse
                              indemnified person to         reimburse the Trust in the event   the Trust (unless it is determined
                              reimburse the Trust in the    it is subsequently determined      that such person is ultimately
                              event it is subsequently      that the indemnified person is     entitled to indemnification) and
                              determined that the           not entitled to such               (a) the indemnified person
                              indemnified person is not     indemnification and (a) the        provides security for his
                              entitled to such              indemnified person provides        undertaking, or (b) the Trust is
                              indemnification and (a) the   security for his undertaking, or   insured against losses arising by
                              indemnified person provides   (b) the Trust is insured against   reason of any lawful advances, or
                              security for his              losses arising by reason of any    (c) a majority of the
                              undertaking, or (b) the       lawful advances, or (c) a          disinterested, non-party Trustees
                              Trust is insured against      majority of the disinterested,     or an independent legal counsel,
                              losses arising by reason of   non-party Trustees or an           as expressed in a written opinion,
                              any lawful advances, or (c)   independent legal counsel, as      determines that there is reason to
                              a majority of the             expressed in a written opinion,    believe that the indemnified
                              disinterested, non-party      determines that there is reason    person ultimately will be found
                              Trustees or an independent    to believe that the indemnified    entitled to indemnification.
                              legal counsel, as expressed   person ultimately will be found
                              in a written opinion,         entitled to indemnification.
                              determines that there is
                              reason to believe that the
                              indemnified person
                              ultimately will be found
                              entitled to indemnification.

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS

The Reorganizations are intended to be tax-free. As a condition to each Fund's obligation to consummate the Reorganization, the Fund will receive an opinion from Ropes & Gray LLP, counsel to each Trust, to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for federal income tax purposes, except as noted below:

(i)   the Reorganization will constitute a reorganization within the meaning of
      Section 368(a) of the Code, and the Fund and the New Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

(ii) under Section 361 of the Code, no gain or loss will be recognized by the Fund upon the transfer of its assets to the New Fund in exchange for Reorganization Shares and the assumption by the New Fund of the Fund's liabilities, or upon the distribution of such Reorganization Shares by the Fund to the shareholders of the Fund in liquidation;

(iii) under Section 354 of the Code, the Fund shareholders will recognize no gain or loss upon exchange of their shares of the Fund for the Reorganization Shares;

(iv) under Section 358 of the Code, the aggregate tax basis of the Reorganization Shares to be received by each shareholder of the Fund will be the same as the aggregate tax basis of the shares of the Fund exchanged therefor;

(v) under Section 1223(1) of the Code, the holding period of the Reorganization Shares received by each shareholder of the Fund will include the holding period for the Fund shares exchanged for the Reorganization Shares; provided such shares of the Fund were held as a capital asset on the date of the exchange;

(vi) under Section 1032 of the Code, no gain or loss will be recognized by the New Fund upon receipt of the assets transferred to the New Fund pursuant to the Plan in exchange for the Reorganization Shares and assumption by the New Fund of the liabilities of the Fund;

(vii) under Section 362(b) of the Code, the New Fund's tax basis in the assets that the New Fund receives from the Fund will be the same as the Fund's tax basis in such assets immediately prior to such exchange;

(viii) under Section 1223(2) of the Code, the New Fund's holding period in such assets will include the Fund's holding period in such assets;

(ix) under Section 381 of the Code, the New Fund will succeed to the capital loss carryovers of the Fund, if any, but the use by the New Fund of any such capital loss carryovers (and of capital loss carryovers of the New
      Fund) may be subject to limitation under Sections 383 and 284 of the Code.

The opinion will be qualified to reflect that the Code requires that certain contracts or securities (including, in particular, futures contracts, certain foreign currency contracts, "non-equity" options and investments in "passive foreign investment companies") be marked-to-market (treated as sold for their fair market value) at the end of a taxable year (or upon their termination or transfer).

The opinion will be based on certain factual certifications made by officers of each Trust and the Funds and will also be based on customary assumptions. Each Fund has agreed to make and provide additional representations to Ropes & Gray with respect to each Fund that are reasonably requested by Ropes & Gray. The opinion is not a guarantee that the tax consequences of the Reorganizations will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

TRUSTEES' COMPENSATION

The members of the Board of Trustees also serve as trustees for certain other registered investment companies advised by Columbia Management (the "Fund Complex"). As of December 31, 2004, the Fund Complex consisted of 127 open-end funds and 11 closed-end management investment company portfolios. Two-thirds of the Trustees' fees are allocated among the funds within the Fund Complex based on the relative net assets of each fund and one-third of the fees is divided equally among the funds within the Fund Complex.

FOR MORE INFORMATION REGARDING THE COMPENSATION OF THE TRUSTEES, SEE APPENDIX
B.1 AND APPENDIX B.2 TO THIS PROXY STATEMENT.

SHAREHOLDER COMMUNICATIONS

Shareholders may communicate with the Trustees as a group or individually. Any such communications should be sent to the Fund's Board or an individual Trustee in writing, c/o the Secretary of the Funds,

One Financial Center, Boston, MA 02111-2621. The Secretary may determine not to forward to the Board or a Trustee any letter that does not relate to the business of a Fund.

TRUSTEE SHARE OWNERSHIP

The table in Appendix C shows, as of June 30, 2005, the dollar range of equity securities beneficially owned by each Trustee (i) in each of the Funds, and (ii) in all funds overseen by the Trustee in the Fund Complex. Except as shown in Appendix C, the Trustees did not, as of June 30, 2005 beneficially own shares of the Funds.

TRUSTEES' MEETINGS AND COMMITTEES

The Board is responsible for the overall management and supervision of your Fund's affairs and for protecting the interests of your Fund's shareholders. For the fiscal year ended December 31, 2004, your Fund held 18 meetings (5 regular joint Board meetings and 13 special joint Board meetings). The Funds are not required under their Declarations of Trust to hold annual meetings, but have voluntarily undertaken to hold meetings to elect Trustees at least every five years, beginning in 2005.

The Board has created several committees to perform specific functions on behalf of the Funds. The members of each committee, along with a description of each committee's functions, appear below, followed by a table that sets forth the number of meetings held by each committee during the last fiscal year.

1. AUDIT COMMITTEE

Your Fund has an Audit Committee (the "Audit Committee") comprised of Trustees who are not "interested persons" (as defined in the 1940 Act) of any Fund. Each member of the Audit Committee must be financially literate and at least one member must have prior accounting experience or related financial management expertise.

The Audit Committee serves as an independent and objective party to monitor your Fund's accounting policies, financial reporting and internal control systems and the work of your Fund's independent registered public accountant. The Audit Committee also serves to provide an open avenue of communication between the independent registered public accountants, Columbia Management Group, Inc.'s ("Columbia") internal accounting staff and the Board. The principal functions of the Audit Committee are to assist Board oversight of (1) the integrity of your Fund's financial statements, (2) your Fund's compliance with legal and regulatory requirements, (3) the independent registered public accountant's qualifications and independence, (4) the performance of Columbia Management's internal audit function, and (5) the independent registered public accountant. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent registered public accountants (including the resolution of disagreements between management and the independent registered public accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other review or attest services for your Fund.

The Funds' Audit Committee members are Ms. Verville and Messrs. Hacker, Stitzel and Woolworth.

Based on the recommendation from the Audit Committee and on its own review, the Board selected PricewaterhouseCoopers LLP ("PwC") as independent registered public accountant for your Fund for its fiscal year. Representatives of PwC are not expected to be at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

2. GOVERNANCE COMMITTEE

Messrs. Lowry, Mayer, Simpson and Theobald are members of the Governance Committee of each Fund. The Funds have no nominating or compensation committee. The Governance Committee performs certain of the functions typically performed by those committees. Among other things, the Governance Committee recommends to the Board nominees for Trustee and nominees for appointment to various committees; performs periodic evaluations of the effectiveness of the Board; reviews and recommends to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities; and reviews and makes recommendations to the Board regarding the compensation of the Trustees who are not affiliated with Columbia. On February 9, 2005, the Governance Committee adopted a written charter which sets forth the Governance Committee's structure, duties and powers, and methods of operation. A copy of the Governance Committee Charter is attached as Appendix D

Three of the four Governance Committee members, Messrs. Lowry, Simpson and Theobald, who are not "interested persons" (as defined in the 1940 Act) of any Fund ("Governance Committee Independent Trustees"), participate in the consideration, selection and nomination of Trustees. The Governance Committee Independent Trustees will consider candidates for Trustee identified by any reasonable source, including current Independent Trustees, Fund management, Fund shareholders and other persons or entities. Shareholders of your Fund who wish to nominate a candidate to your Fund's Board may send information regarding prospective candidates to the Governance Committee, in care of the relevant Fund, at One Financial Center, Boston, MA 02111-2621. The information should include evidence of the shareholders' Fund ownership, a full listing of the proposed candidate's education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is not an "interested person" under the 1940 Act and such other information as may be helpful to the Governance Committee Independent Trustees in evaluating the candidate. All satisfactorily completed information packages regarding a candidate will be forwarded to a member of the Governance Committee for consideration. Recommendations for candidates will be evaluated in light of whether the number of Trustees of your Fund is expected to be increased and anticipated vacancies. All nominations from Fund shareholders will be considered. There may be times when the Governance Committee is not recruiting new Board members. In that case, shareholder recommendations will be maintained on file pending the active recruitment of Trustees.

When considering candidates for Trustee, the Governance Committee Independent Trustees consider, among other things, whether prospective nominees have distinguished records in their primary careers, personal and professional integrity, and substantive knowledge in areas important to the Board's operations, such as background or education in finance, auditing, securities law, the workings of the securities markets, or investment advice. For candidates to serve as Independent Trustees, independence from your Fund's investment adviser, its affiliates and other principal service providers is critical, as is an independent and questioning mind-set. In each case, the Governance Committee Independent Trustees will evaluate whether a candidate is an "interested person" under the 1940 Act. The Governance Committee Independent Trustees also consider whether a prospective candidate's workload would be consistent with regular attendance at Board meetings and would allow him or her to be available for service on Board committees, and devote the additional time and effort necessary to stay apprised of Board matters and the rapidly changing regulatory environment in which the Funds operate. Different substantive areas may assume greater or lesser significance at particular times, in light of a Board's present composition and its perceptions about future issues and needs.

The Governance Committee Independent Trustees initially evaluate prospective candidates on the basis of their resumes, considered in light of the criteria discussed above. Those prospective candidates that appear likely to be able to fill a significant need of the Board would be contacted by a Governance Committee Independent Trustee by telephone to discuss the position; if there appeared to be sufficient interest, an in-person meeting with one or more of the Governance Committee Independent Trustees would be arranged. If a Governance Committee Independent Trustee, based on the results of these contacts, believes he or she has identified a viable candidate, he or she would air the matter with the other Governance Committee Independent Trustees for input. Any request by Fund management to meet with the prospective candidate would be given appropriate consideration. The Funds have not paid a fee to third parties to assist in finding nominees.

3. ADVISORY FEES & EXPENSES COMMITTEE

Ms. Kelly and Messrs. Mayer, Nelson and Neuhauser are members of the Advisory Fees & Expenses Committee of each Fund. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the committee by the Board.

4. COMPLIANCE COMMITTEE

Mses. Kelly and Verville, and Messrs. Nelson, Simpson and Stitzel are members of the Compliance Committee of the Board of Trustees of the Funds. The Compliance Committee's functions include providing oversight of the monitoring processes and controls regarding the Funds. The Committee supervises legal, regulatory and internal rules, policies, procedures and standards other than those relating to accounting matters and oversight of compliance by the Funds' investment adviser, principal underwriter and transfer agent.

                                                        NUMBER OF
                                                        MEETINGS
                                                       FOR FISCAL
                                                       YEAR ENDED
                                                    DECEMBER 31, 2004
                                                    -----------------
Audit Committee                                            11
Governance Committee                                        4
Advisory Fees & Expenses Committee                          7
Compliance Committee                                        6

5. INVESTMENT OVERSIGHT COMMITTEES

Each Investment Oversight Committee ("IOC") is responsible for monitoring, on an ongoing basis, a select group of Columbia Funds and gives particular consideration to such matters as the Funds' adherence to their investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the Funds will attend IOC meetings from time to time to assist each IOC in its review of the Funds. Each IOC meets four times a year. Investment Oversight Committee 1 currently consists of Messrs. Lowry, Mayer and Neuhauser. Investment Oversight Committee 2 currently consists of Mr. Hacker and Ms. Verville. Investment Oversight Committee 3 currently consists of Ms. Kelley and Messrs. Stitzel and Theobald. Investment Oversight Committee 4 currently consists of Messrs. Nelson, Simpson and Woolworth.

AUDIT COMMITTEE PRE-APPROVAL OF INDEPENDENT ACCOUNTANT SERVICES

The Audit Committee is required to pre-approve the engagement of your Fund's independent registered public accountant to provide audit and non-audit services to your Fund and non-audit services to Columbia Management or any entity controlling, controlled by or under common control with Columbia Management that provides ongoing services to the Funds ("Columbia Affiliate"), if the engagement relates directly to the operations or financial reporting of the Funds. The engagement may be entered into pursuant to pre-approval policies and procedures established by the Audit Committee.

The Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy ("Policy"). The Policy sets forth the procedures and conditions pursuant to which services to be performed by the Funds' independent registered public accountant are to be pre-approved. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent registered public accountant.

The Policy provides for the general pre-approval by the Audit Committee of certain: (i) audit services to the Funds; (ii) audit-related services to the Funds; (iii) tax services to the Funds; (iv) other services to the Funds; and
(v) Fund-related services to Columbia Affiliates. The Policy requires the Fund Treasurer and/or Director of Trustee Administration to submit to the Audit Committee, at least annually, a schedule of the types of services that are subject to general pre-approval. The schedule(s) must provide a description of each type of service that is subject to general pre-approval and, where possible, will provide projected fee caps for each instance of providing each service. At least annually, the Audit Committee will review and approve the types of services and review the projected fees for the next year, and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. In addition to the fees for each individual service, the Audit Committee has the authority to implement a fee cap on the aggregate amount of non-audit services provided to an individual New Fund. The fee amounts listed on the schedules will be updated to the extent necessary at each of the other regularly scheduled meetings of the Audit Committee.

FEES PAID TO THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANT

The table in Appendix E1 sets forth the aggregate fees billed by PwC for each Fund's last two fiscal years for professional services rendered for (i) audit services, including the audit of each Fund's financial statements and services normally provided in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) audit-related services associated with the review of the Funds' semi-annual financial statements; (iii) tax services and, primarily, reviews of Fund tax returns; and (iv) other services. Please note that the table includes amounts related to non-audit services that would have been subject to pre-approval if Securities and Exchange Commission ("SEC") rules relating to the pre-approval of non-audit services had been in effect at that time.

All of the audit fees, audit-related fees, tax fees and other fees billed by PwC for services provided to a Fund during its most recent fiscal year were pre-approved by the Audit Committee.

The amount billed by PwC in each of the last two fiscal years for audit-related services provided to Columbia or Columbia Affiliates for engagements that related directly to the operations or financial reporting of each Fund was $95,000.

The table in Appendix E2 sets forth the aggregate fees billed by PwC for non-audit services for the Funds, Columbia and Columbia Affiliates for the last two fiscal years.

The Audit Committee has determined that the provision of the services described above is compatible with maintaining the independence of PwC.

REQUIRED VOTE. The affirmative vote of a plurality of the holders of shares of beneficial interest of each Fund present at the Meeting in person or by proxy is required for the election of each such Trustee.

II. PROPOSAL 2: ADOPTION OF AMENDED BY-LAWS

As described in the following proposals, the Trustees recommend that shareholders of the affected Funds approve revisions to and the elimination of certain provisions of the by-laws of SteinRoe Variable Investment Trust. Generally, the purpose of these proposed changes is to increase the affected Funds' investment flexibility and reduce administrative and compliance burdens by simplifying and making more uniform by-law provisions across all Columbia Funds.

2.A. AMENDING STEINROE VARIABLE INVESTMENT TRUST'S BY-LAW PROVISION WITH RESPECT
     TO AMENDMENTS REQUIRING APPROVAL BY SHAREHOLDERS.

AFFECTED FUNDS:

Columbia Large Cap Growth Fund, Variable Series
Liberty Asset Allocation Fund, Variable Series
Liberty Federal Securities Fund, Variable Series
Liberty Money Market Fund, Variable Series
Liberty Small Company Growth Fund, Variable Series

Article IX of SteinRoe Variable Investment Trust's by-laws states:

     "Section 9.01. General. Except as provided in Section 9.02 hereof, all By-Laws of the Trust, whether adopted by the Board of Trustees or the shareholders, shall be subject to amendment, alteration, or repeal, and new By-Laws may be made, by the affirmative vote of a majority of either:

        (a) the holders of record of the outstanding shares of the Trust entitled to vote at any meeting, the notice or waiver of notice of which shall have specified or summarized the proposed amendment, alteration, repeal, or new By-Law; or

        (b) the Trustees, at any regular or special meeting.

     Section 9.02. By Shareholders Only.

        (a) No amendment of any section of these By-Laws shall be made except by the shareholders of the Trust, if the By-Laws provide that such section may not be amended, altered or repealed except by the shareholders.

        (b) From and after the effectiveness of the Trust's registration statement under the Securities Act of 1933, no amendment of this
                Article IX or Article X* shall be made except by the shareholders of the Trust."

The Trustees recommend that Article IX of SteinRoe Variable Investment Trust's by-laws be amended as described below. The proposed changes will reduce administrative and compliance burdens by increasing the uniformity of the Columbia Funds' by-laws. The proposed changes will also permit the

------------------------------

* The text of Article X is shown below in Proposals 2.B. and 2.C.

Trustees to amend the by-laws from time to time as necessary, without incurring the time and expense of obtaining shareholder approval.

The proposed amended by-law provision regarding amendments is as follows:

                                  "ARTICLE 10

                            AMENDMENTS TO THE BYLAWS

     10.1 General. These Bylaws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by written consent in lieu thereof."

2.B.: ELIMINATION OF A STEINROE VARIABLE INVESTMENT TRUST BY-LAW PROVISION WITH
      RESPECT TO LENDING TRUST ASSETS TO INTERESTED PERSONS.

AFFECTED FUNDS:

Columbia Large Cap Growth Fund, Variable Series
Liberty Asset Allocation Fund, Variable Series
Liberty Federal Securities Fund, Variable Series
Liberty Money Market Fund, Variable Series
Liberty Small Company Growth Fund, Variable Series

Section 10.01(a) of SteinRoe Variable Investment Trust's by-laws states:

     "The Trust shall not lend assets of the Trust to any officer or Trustee of the Trust or to any officer, director, or stockholder (or partner of a stockholder) of, or person financially interested in, the investment adviser or any underwriter of the Trust, or to the investment adviser of the Trust or to any underwriter of the Trust."

In essence, this provision prevents the Trust from lending assets to affiliated persons of the Trust. While Columbia Management has no present intention of lending assets of the Trust to any of the persons specified above, or otherwise changing the way in which the affected Funds are managed, the Trust's by-laws are not required to contain such a restriction. In addition, Section 17 of the 1940 Act generally prohibits affiliated persons of a registered investment company from borrowing money or other property from such investment company. Given the restrictions on affiliated transactions imposed by Section 17 of the 1940 Act, the Trustees believe it is not in the Funds' best interests to maintain unnecessary by-law provisions. Accordingly, the Trustees recommend that
Section 10.01(a) of SteinRoe Variable Investment Trust's by-laws be eliminated. If approved, the elimination of this provision would allow the Trust to lend assets to affiliated persons only to the extent consistent with applicable law, including Section 17 of the 1940 Act.

2.C.: ELIMINATION OF A STEINROE VARIABLE INVESTMENT TRUST BY-LAW PROVISION WITH
      RESPECT TO RESTRICTION ON TRANSFERABILITY OF TRUST SHARES.

AFFECTED FUNDS:

Columbia Large Cap Growth Fund, Variable Series
Liberty Asset Allocation Fund, Variable Series
Liberty Federal Securities Fund, Variable Series
Liberty Money Market Fund, Variable Series
Liberty Small Company Growth Fund, Variable Series

Section 10.01(b) of SteinRoe Variable Investment Trust's by-laws states:

     "The Trust shall not restrict the transferability or negotiability of the shares of the Trust, except in conformity with the statements with respect thereto contained in the Trust's Registration Statement, and not in contravention of such rules and regulations as the SEC may prescribe."

In essence, this provision prevents the Trust from restricting the transferability or negotiability of its shares. While the Trustees have no present intention of restricting the transferability or negotiability of the Trust's shares, the Trust's by-laws are not required to contain such a restriction. The Trustees believe it is not in the Funds' best interests to maintain unnecessarily restrictive by-law provisions. Accordingly, the Trustees recommend that Section 10.01(b) of SteinRoe Variable Investment Trust's by-laws be eliminated. If approved, the elimination of this provision would allow the Trust to restrict the transferability or negotiability of its shares to the extent consistent with applicable law.

2.D.: ELIMINATION OF A STEINROE VARIABLE INVESTMENT TRUST BY-LAW PROVISION WITH
      RESPECT TO DEALINGS WITH THE TRUST BY INTERESTED PERSONS.

AFFECTED FUNDS:

Columbia Large Cap Growth Fund, Variable Series
Liberty Asset Allocation Fund, Variable Series
Liberty Federal Securities Fund, Variable Series
Liberty Money Market Fund, Variable Series
Liberty Small Company Growth Fund, Variable Series

Section 10.01(c) of SteinRoe Variable Investment Trust's by-laws states:

     "The Trust shall not permit any officer or Trustee of the Trust, or any officer, director, or stockholder (or partner of a stockholder) of the investment adviser or any underwriter of the Trust to deal for or on behalf of the Trust with himself as principal or agent, or with any partnership, association, or trust in which he has a financial interest; provided that the foregoing provisions shall not prevent, to the extent consistent with applicable securities laws: (1) officers and Trustees of the Trust from buying, holding, redeeming, or selling shares in the Trust, or from being officers, directors, or stockholders (or partners of a stockholder) of or otherwise financially interested in the investment adviser or any underwriter of the Trust; (2) purchases or sales of securities or other property by the Trust from or to an affiliated person or to the investment adviser or any underwriter of the Trust, if such transactions are not prohibited by the 1940 Act or have been exempted by SEC order from the prohibitions of the 1940 Act; (3) purchases of investments for the portfolio of the Trust through a securities dealer who is, or one or more of whose partners, stockholders, officers, or directors is, an officer or Trustee of the Trust, if such transactions are handled in the capacity of broker only and commissions charged do not exceed customary brokerage charges for such services; (4) employment of legal counsel, registrar, transfer agent, dividend disbursing agent, or custodian who is, or has a partner, stockholder, officer, or director who is, an officer or Trustee of the Trust, if only customary fees are charged for services to the Trust; (5) sharing statistical, research, legal and management expenses and office hire and expenses with any other investment company in which an officer or Trustee of the Trust is an officer, trustee, or director or otherwise financially interested."

In essence, this provision prevents the Trust from engaging in transactions with interested persons of the Trust except in the limited circumstances described above. While Columbia Management has no present intention of engaging in transactions with affiliates of the Trust other than under the circumstances specified above, or otherwise changing the way in which the affected Funds are managed, the Trust's by-laws are not required to contain such a restriction. In addition, Section 17 of the 1940 Act generally limits the extent to which affiliated persons of a registered investment company may engage in transactions with a registered investment company. Given the restrictions on affiliated transactions imposed by Section 17 of the 1940 Act, the Trustees believe it is not in the Funds' best interests to maintain unnecessary by-law provisions. Accordingly, the Trustees recommend that Section 10.01(c) of SteinRoe Variable Investment Trust's by-laws be eliminated. If approved, the elimination of this provision would allow the Trust to engage in transactions with its affiliated persons to the extent consistent with applicable law, including Section 17 of the 1940 Act.

REQUIRED VOTE. Each of the Funds of SteinRoe Variable Investment Trust vote together on each of the Proposals 2.A. through 2.D. To be approved, each of these Proposals requires the affirmative vote of a majority of the outstanding shares of eligible to vote at the Meeting. The adoption of any of these Proposals is not contingent upon the adoption of any other Proposal, including the election of Trustees pursuant to Proposal 1.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF STEINROE VARIABLE INVESTMENT TRUST VOTE FOR PROPOSALS 2.A. THROUGH 2.D.

II. PROPOSAL 3: ADOPTION OF STANDARDIZED FUNDAMENTAL INVESTMENT RESTRICTIONS

As described in the following proposals, the Trustees recommend that shareholders of the affected Funds approve the elimination of and revisions to certain fundamental investment restrictions of such Funds. Generally, the purpose of these proposed changes is to increase each Fund's investment flexibility and reduce administrative and compliance burdens by simplifying and making uniform these fundamental investment restrictions across all Funds.

BACKGROUND. The 1940 Act requires registered investment companies like the Funds to have "fundamental" investment restrictions governing certain of their investment practices. Investment companies may also voluntarily designate restrictions relating to other investment practices as fundamental. "Fundamental" investment restrictions can be changed only by a shareholder vote.

The proposed elimination of and revisions to certain of the fundamental investment restrictions of the Funds are discussed below. Columbia Management has indicated that it has no present intention of changing the manner in which it manages the Funds in response to these proposals. By eliminating those fundamental investment restrictions that are not required and revising those fundamental investment restrictions that are required, however, the Trustees believe that Columbia Management will be better able to manage the Funds in a changing regulatory or investment environment. In addition, the process of monitoring the Funds' compliance with investment restrictions will be simplified.

The discussion below in Proposals 3.A. through 3.O. highlights the differences between the Funds' current fundamental investment restrictions and, where applicable, a proposed uniform fundamental investment restriction. However, because the current fundamental investment restrictions vary among the Funds, shareholders of each Fund should consider comparing their Fund's current restrictions (contained in EXHIBITS 1 through 14) with the proposed restrictions.
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3.A. AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO BORROWING
     MONEY.

AFFECTED FUNDS:

Columbia High Yield Fund, Variable Series
Columbia Large Cap Growth Fund, Variable Series
Liberty Asset Allocation Fund, Variable Series
Liberty Federal Securities Fund, Variable Series
Liberty Money Market Fund, Variable Series
Liberty Select Value Fund, Variable Series
Liberty Small Company Growth Fund, Variable Series
Liberty S&P 500 Index Fund, Variable Series

The 1940 Act requires that the Funds to state the extent to which they may borrow money. Under Section 18(f)(1) of the 1940 Act, an open-end investment company may borrow from banks, for any purpose, up to 33 1/3% of its total assets (including the amount borrowed). EXHIBIT 1 lists the current fundamental investment restrictions of each of the affected Funds with respect to borrowing money. Some of the Funds' current fundamental investment restrictions are more restrictive than the 1940 Act requirements.

The Trustees recommend that each affected Fund amend its policy so as to permit each affected Fund to borrow money to the full extent permitted under applicable law.

The proposed changes would automatically conform each affected Fund's policy more closely to the exact statutory and regulatory requirements, as they exist from time to time, without incurring the time and expenses of obtaining shareholder approval to change the restriction. In addition, the proposed changes will reduce administrative and compliance burdens by simplifying and making uniform the Funds' fundamental investment restrictions with respect to borrowing money.

The proposed amended fundamental investment restriction is as follows:

     "The fund may not . . . [b]orrow money . . . except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief."

3.B. AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO ISSUING SENIOR
     SECURITIES.

AFFECTED FUNDS:

Colonial Small Cap Value Fund, Variable Series
Colonial Strategic Income Fund, Variable Series
Columbia High Yield Fund, Variable Series

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

Columbia International Fund, Variable Series
Liberty Growth & Income Fund, Variable Series
Liberty Select Value Fund, Variable Series
Liberty S&P 500 Index Fund, Variable Series

The 1940 Act requires that the Funds to state the policy with regard to the issuance of senior securities. Under Section 18(f)(1) of the 1940 Act, an open-end investment company may not issue senior securities, except that it may borrow from banks, for any purpose, up to 33 1/3% of its total assets (including the amount borrowed). EXHIBIT 2 lists the current fundamental investment restrictions of each of the affected Funds with respect to issuing senior securities. Some of the Funds' current fundamental investment restrictions are more restrictive than the 1940 Act requirements.

The Trustees recommend that each affected Fund amend its policy so as to permit each affected Fund to issue senior securities to the full extent permitted under applicable law.

The proposed changes would automatically conform each affected Fund's policy more closely to the exact statutory and regulatory requirements, as they exist from time to time, without incurring the time and expenses of obtaining shareholder approval to change the restriction. In addition, the proposed changes will reduce administrative and compliance burdens by simplifying and making uniform the Funds' fundamental investment restrictions with respect to issuing senior securities.

The proposed amended fundamental investment restriction is as follows:

     "The fund may not . . . [i]ssue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief."

3.C. ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO PLEDGING
     ASSETS

AFFECTED FUND:

Columbia High Yield Fund, Variable Series

The affected Fund has a fundamental investment restriction stating that:

     The Fund may not "[m]ortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33% of the value of the Fund's total assets at the time of such borrowing; provided, however, that mortgage dollar rolls entered into by the Fund that are not accounted for as financings shall not constitute borrowings."

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

The 1940 Act does not require the Fund to state a fundamental investment restriction on this matter. Although Columbia Management has no present intention of changing the way in which the affected Fund is managed as a result of the elimination of this restriction, the Trustees believe it is not in the Fund's best interests to maintain fundamental policies that are not required by applicable law. Accordingly, the Trustees recommend that the affected Fund's fundamental investment restriction with respect to pledging assets be eliminated.

3.D. AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO MAKING LOANS.

AFFECTED FUNDS: All Funds

The 1940 Act requires the Funds to state the extent to which they intend to make loans to other persons. The Trustees recommend that each Fund's fundamental investment restriction with respect to making loans be revised to reflect a standard restriction for all the Funds. The amendment would permit each Fund to enter into repurchase agreements and securities loans to the extent permitted by the 1940 Act and applicable rules and exemptive relief. EXHIBIT 3 lists the current fundamental investment restriction of each Fund with respect to making loans.

The proposed amended fundamental investment restriction is as follows:

     "The fund may not . . . [m]ake loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief."

Following the amendment, each Fund may, consistent with the 1940 Act and its investment objective and policies, enter into repurchase agreements and securities loans without limit. The staff of the SEC has taken the position that an open-end investment company may not loan more than 1/3 of the total value of its assets (including any collateral for such loans). As noted above, although Columbia Management has no present intention of changing the way in which each Fund is managed, this increased flexibility could assist each Fund, in the future, in achieving its investment objective and responding to changes in applicable law or regulation. The proposed change would also automatically conform each Fund's lending policy more closely to the exact statutory and regulatory requirements, as they exist from time to time, without incurring the time and expense of obtaining shareholder approval to change the policy. In addition, these proposed changes will reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to making loans.

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

When a Fund enters into a repurchase agreement, it typically purchases a security for a relatively short period of time (usually not more than seven days), which the seller agrees to repurchase at a fixed time and price, representing the Fund's cost plus interest. When a Fund enters into a securities loan, it lends certain of its portfolio securities to broker-dealers or other parties, typically in exchange for a portion of the interest earned on the collateral posted by the borrower or a fee from the borrower. The borrower may also pay the Fund an amount equal to any interest, dividends or other distributions payable on the securities lent. These transactions must be fully collateralized at all times, but involve risk to the Fund if the seller, in the case of repurchase agreements, or the borrower, in the case of securities loans, should default on its obligations. If the Fund's counterparty to these transactions should become involved in bankruptcy or insolvency proceedings, it is possible that the Fund may be treated as an unsecured creditor and may be required to return the underlying securities or collateral, as applicable, to the counterparty's estate.

3.E. AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO
     DIVERSIFICATION OF INVESTMENTS.

AFFECTED FUNDS:

Colonial Small Cap Value Fund, Variable Series
Colonial Strategic Income Fund, Variable Series
Columbia High Yield Fund, Variable Series
Columbia Large Cap Growth Fund, Variable Series
Liberty Asset Allocation Fund, Variable Series
Liberty Federal Securities Fund, Variable Series
Liberty Growth & Income Fund, Variable Series
Liberty Money Market Fund, Variable Series
Liberty Select Value Fund, Variable Series
Liberty Small Company Growth Fund, Variable Series
Liberty S&P 500 Index Fund, Variable Series

The Trustees recommend that each affected Fund's fundamental investment restriction with respect to the diversification of its investments be revised to reflect applicable law and a uniform policy for all of the affected Funds.

Each affected Fund is a "diversified" fund as defined in the 1940 Act. Under the 1940 Act, a "diversified" fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (except U.S. Government securities, cash, cash items or the securities of other investment companies). The remaining 25% of the fund's total assets is not subject to this restriction.

EXHIBIT 4 lists the current fundamental investment restrictions of each of the affected Funds with respect to diversification of investments. The proposed amended fundamental investment restriction is designed to track the statutory definition of "diversified" company and read as follows:

     "The fund may not . . . [p]urchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief."

It is intended that this restriction will be interpreted in a manner consistent with the statutory requirements, including rules adopted and interpretations of the SEC under Section 5 of the 1940 Act. For example, for purposes of this restriction, in accordance with Rule 5b-2 of the 1940 Act, the value of a guarantee or letter of credit may be excluded from the value of a Fund's investments in the guarantor (or issuer of the letter credit) if the aggregate value of securities owned by the Fund and guaranteed by such guarantor (plus any other investments in securities issued by the guarantor) does not exceed 10% of the Fund's total assets.

The Trustees recommend that the affected Funds' current fundamental investment restrictions with respect to diversification of investments be amended as proposed in order to conform the affected Funds' restrictions to the statutory requirements discussed above. These proposed changes will reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to diversification of investments.

3.F. AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENTS IN
     COMMODITIES.

AFFECTED FUNDS:

Columbia High Yield Fund, Variable Series
Columbia Large Cap Growth Fund, Variable Series
Liberty Asset Allocation Fund, Variable Series
Liberty Federal Securities Fund, Variable Series
Liberty Money Market Fund, Variable Series
Liberty Small Company Growth Fund, Variable Series

The 1940 Act requires the Funds to state a fundamental investment restriction regarding the purchase and sale of commodities. EXHIBIT 5 lists the current fundamental investment restriction of each Fund with respect to investment in commodities and commodity contracts. The Funds' current restrictions generally prohibit them from purchasing commodities or commodity contracts, but for certain of the Funds permit them to invest in certain futures contracts.

The proposed amended fundamental investment restriction is as follows:

     "The fund may not . . . [p]urchase or sell commodities, except that a fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions, including without limitation forward currency contracts."

The Trustees recommend that the affected Funds' current fundamental investment restrictions with respect to investments in commodities be amended as proposed. The proposed amendment would make it clear that the Funds may utilize not only certain futures, but also options, options on futures and other financial transactions that do not involve physical commodities to the extent consistent with the Funds' investment objectives and policies. The addition of financial transactions relating to commodities is intended to give the Funds maximum flexibility to invest in a variety of modern financial instruments that could technically be considered commodities, but which do not involve the direct purchase and sale of physical commodities, which are the intended focus of the restriction. Although Columbia Management has no present intention of changing the way in which the Funds are managed as a result of this amendment, this investment flexibility could, in the future, assist the Funds in achieving their investment objectives, in part because such strategies may offer opportunities for hedging and increased investment return. These proposed changes will also reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to commodities.

3.G. AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENTS IN
     REAL ESTATE.

AFFECTED FUNDS: All Funds

The 1940 Act requires the Funds to state a fundamental policy regarding the purchase and sale of real estate. EXHIBIT 6 lists the current fundamental investment restriction of each Fund with respect to investment in real estate and securities secured by and/or of companies that deal in real estate. Currently, many Funds' investment policies restrict their ability to sell real estate even when the Fund acquires ownership of the real estate as a result of its permissible investments. For instance, it is possible that a Fund could, as a result of an investment in debt securities of a company that deals in real estate, come to hold an interest in real estate if the issuer defaulted on its debt obligations. Accordingly, the Trustees recommend that this policy be modified to allow the holding and sale of real estate when ownership of real estate results from the exercise of its rights as a holder of real estate securities and to clarify that a Fund may invest in real estate-related securities and real estate-backed securities or instruments.

The proposed amended fundamental investment restriction is as follows:

     "The fund may not . . . [p]urchase or sell real estate, except a fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein."

These proposed changes will also reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to real estate.

3.H. AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO UNDERWRITING
     OF SECURITIES.

AFFECTED FUNDS: All Funds

The 1940 Act requires the Funds to state the extent to which they intend to engage in the business of underwriting securities issued by other persons.

Under applicable law, a person or company generally is considered to be an underwriter if the person or company participates in the public distribution of securities of other issuers, which involves purchasing the securities from another issuer with the intention of re-selling the securities to the public. From time to time, a Fund may purchase securities in a private transaction for investment purposes and later sell the securities to institutional investors. Under these or other circumstances, a Fund could possibly be considered to be within the technical definition of an underwriter under applicable law. The SEC staff has issued interpretations that clarify that re-sales of privately placed securities by institutional investors, such as open-end investment companies, do not make the institutional investor an underwriter in these circumstances.

EXHIBIT 7 lists the current fundamental investment restrictions with respect to participation in the underwriting of securities of each of the affected Funds. The proposed amended fundamental investment restriction is as follows:

     "The fund may not . . . [u]nderwrite any issue of securities issued by other persons within the meaning of the Securities Act of 1933 except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the fund's ability to invest in securities issued by other registered investment companies."

The Trustees recommend that this policy be amended as proposed in order to conform the affected Funds' policies to the statutory and related requirements discussed above and to the policies of the other Funds. In addition, these proposed changes will reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to underwriting of securities.

3.I. ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO
     PURCHASING SECURITIES ON MARGIN

AFFECTED FUNDS:

Columbia High Yield Fund, Variable Series

The affected Fund has a fundamental investment restriction stating that:

     The Fund may not "[p]urchase securities on margin (except such short-term credits as may be necessary for the clearance of purchases), make short sales of securities, or maintain a short position."

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

There are no SEC rules requiring, and the 1940 Act does not require, that funds state a fundamental investment policy with respect to purchasing securities on margin. Section 12(a)(i) of the 1940 Act generally prohibits a fund from purchasing securities on margin in contravention of any SEC rules. To date, however, the SEC has not adopted any such rules. As noted above, although Columbia Management has no present intention of changing the way in which the affected Fund is managed as a result of the elimination of these restrictions, the Trustees believe it is not in the Fund's best interests to maintain unnecessary fundamental policies. Accordingly, the Trustees and Directors recommend that the affected Fund's fundamental investment restriction with respect to purchasing securities on margin be eliminated.

3.J. ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO
     INVESTING FOR THE PURPOSE OF EXERCISING CONTROL

AFFECTED FUNDS:

Colonial Small Cap Value Fund, Variable Series
Columbia High Yield Fund, Variable Series
Columbia Large Cap Growth Fund, Variable Series
Liberty Asset Allocation Fund, Variable Series
Liberty Federal Securities Fund, Variable Series
Liberty Money Market Fund, Variable Series
Liberty Select Value Fund, Variable Series
Liberty Small Company Growth Fund, Variable Series
Liberty S&P 500 Index Fund, Variable Series

EXHIBIT 8 lists the current fundamental investment restriction of each of the affected Funds with respect to investing for the purpose of exercising control. Applicable regulations formerly required disclosure on this subject to the extent that a fund intends to invest in companies for the purpose of exercising control (as defined in the 1940 Act). There is no requirement, however, that a fund have an affirmative policy on this subject, or that any policy that it does have be categorized as fundamental. As noted above, although Columbia Management has no present intention of changing the way in which the affected Funds are managed as a result of the elimination of these restrictions, consistent with the Trustees' belief that it is not in the Funds' best interests to maintain fundamental investment restrictions that are not required by applicable law, the Trustees recommend that each affected Fund's fundamental investment restriction with respect to investing for the purpose of exercising control be eliminated.

3.K. ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO SHORT
     SALES

AFFECTED FUND:

Columbia High Yield Fund, Variable Series

The affected Fund has a fundamental investment restriction stating that:

     The Fund may not "[p]urchase securities on margin (except such short-term credits as may be necessary for the clearance of purchases), make short sales of securities, or maintain a short position."

There are no SEC rules requiring, and the 1940 Act does not require the Fund to state a fundamental investment policy with respect to short sales. As noted above, although Columbia Management has no present intention of changing the way in which the affected Fund is managed as a result of the elimination of these restrictions, consistent with the Trustees' belief that it is not in the Fund's best interests to maintain fundamental investment restrictions that are not required by applicable law, the Trustees recommend that the affected Fund's fundamental investment restriction with respect to short sales be eliminated.

3.L. AMENDMENT TO FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO
     CONCENTRATING INVESTMENTS IN AN INDUSTRY

AFFECTED FUNDS: All Funds

Under applicable law, an investment company may not concentrate its investments in any industry or group of industries without shareholder approval, and must concentrate its investments consistent with any policy to do so. Although "concentration" is not defined in the 1940 Act, the SEC has generally regarded a fund as concentrating its investments in an industry if the fund invests more than 25% of its net assets in securities of issuers in that industry.

EXHIBIT 9 lists the affected Funds' current fundamental investment restrictions with respect to concentrating investments in an industry. The proposed amended fundamental investment restriction is as follows:

     "The fund may not . . . [p]urchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief."

For Liberty Money Market Fund, Variable Series only, the proposed amended fundamental investment restriction would also add: "This restriction shall not apply to securities of issuers in the financial services industry."

For purposes of the amended fundamental investment restriction, wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and utilities will be classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry). The Trustees recommend that this policy be amended as shown above to conform the affected Funds' policies to the statutory and related requirements discussed above and to the policies of the other Funds. In addition, these proposed changes will reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to concentrating investments in an industry.

3.M. ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO
     PURCHASING ILLIQUID SECURITIES

AFFECTED FUND:

Columbia High Yield Fund, Variable Series

The affected Fund has a fundamental investment restriction stating that:

     The Fund may not "[i]nvest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable."

The 1940 Act does not require the Fund to state a fundamental investment restriction on this matter although the staff of the SEC has taken the position that an open-end investment company may not invest more than 15% of its net assets in illiquid securities (10% for money market funds). As noted above, although Columbia Management has no present intention of changing the way in which the affected Fund is managed as a result of the elimination of these restrictions, the Trustees believe it is not in the Fund's best interests to maintain fundamental policies that are not required by applicable law. Accordingly, the Trustees recommend that the affected Fund's fundamental investment restriction with respect to purchasing illiquid securities be eliminated.

3.N. ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO
     INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

AFFECTED FUND:

Columbia High Yield Fund, Variable Series

The affected Fund has a fundamental investment restriction stating that:

     The Fund may not "[p]urchase securities of other investment companies except in connection with a merger, consolidation, reorganization, or acquisition of assets; provided, however, that the Fund may acquire such securities in accordance with the 1940 Act."

Under the 1940 Act, a fund's investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting shares of any one investment company, (ii) 5% of the fund's total assets with respect to shares of any one investment company, and (iii) 10% of the fund's total assets with respect to shares of investment companies in the aggregate. The 1940 Act, however, does not require investment companies to maintain fundamental investment policies with respect to investing in securities of other investment companies. In addition, the Securities and Exchange Commission has issued exemptive relief that permits certain investment companies additional flexibility with respect to investments in other investment companies. As noted above, although Columbia Management has no present intention of changing the way in which the affected Fund is managed as a result of the elimination of these restrictions, consistent with the Trustees' belief that it is not in the Fund's best interests to maintain fundamental investment restrictions that are not required by applicable law, the Trustees recommend that the affected Fund's fundamental investment restriction with respect to investing in securities of other investment companies be eliminated.

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

3.O. ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO BUYING
     AND SELLING PUTS AND CALLS

AFFECTED FUNDS:

Colonial Small Cap Value Fund, Variable Series
Colonial Strategic Income Fund, Variable Series
Columbia High Yield Fund, Variable Series
Columbia International Fund, Variable Series
Liberty Growth & Income Fund, Variable Series
Liberty Select Value Fund, Variable Series
Liberty S&P 500 Index Fund, Variable Series

EXHIBIT 10 lists the current fundamental investment restriction of each of the affected Funds with respect to buying and selling puts and calls. The Trustees and Directors recommend that each affected Fund's fundamental investment restriction with respect to buying and selling puts and calls be eliminated.

If this Proposal is approved, the affected Funds would be able to engage in a variety of transactions involving the use of options to the extent consistent with the Funds' investment objectives and policies. As noted above, although Columbia Management has no present intention of changing the way in which the Funds are managed as a result of the elimination of these restrictions, this increased investment flexibility could, in the future, assist each affected Fund in achieving its investment objective. Columbia Management also believes that elimination of this investment restriction would reduce administrative and compliance burdens by conforming each affected Fund's fundamental investment restrictions with the other Funds which currently do not have a fundamental investment restriction with respect to investments in options. For more information regarding options on futures, see Proposal 3.F. above.

A fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

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

A fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

A fund's successful use of options strategies depends on the ability of its advisor to forecast correctly interest rate and market movements. When a fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying security, since the fund will not realize a loss if the security's price does not change.

The effective use of options also depends on a Fund's ability to terminate option positions at times when Columbia Management deems it desirable to do so. There is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

REQUIRED VOTE. Shareholders of each Fund are entitled to vote on each Proposal 3.A. through 3.O. if the Proposal affects their Fund, voting separately by Fund. Approval of each of Proposals 3.A. through 3.O. requires the affirmative vote of a "majority of the outstanding voting securities" of a Fund entitled to vote on such Proposal. As defined by the 1940 Act, a "majority of the outstanding voting securities" means the vote of (i) 67% or more of the Fund's shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less. To the extent multiple Proposals apply to the same Fund, the adoption of any of these Proposals is not contingent on the adoption of any other Proposal by shareholders of the Fund. In addition, with respect to each Fund, the adoption of any of these Proposals 3.A. through 3.O. is not contingent on election of any Trustees pursuant to Proposal 1.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR PROPOSALS 3.A. THROUGH 3.O., AS APPLICABLE.

IV. OTHER INFORMATION

Certain additional information regarding Columbia Management and the Meeting is presented below.

MANAGEMENT

Columbia Management, located at One Financial Center, Boston, MA 02111, is the Funds' investment adviser. Columbia Management, a registered investment adviser, has been an investment adviser since 1969. Columbia Management Distributors, Inc. ("CMD," formerly named Columbia Funds Distributor, Inc.), located at One Financial Center, Boston, MA 02111, is the Funds' distributor. Columbia Management is a wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which is a wholly owned subsidiary of Bank of America Corporation. CMD is an indirectly owned subsidiary of CMG. Prior to June 15, 2005, CMG was a corporation. Effective June 15, 2005, CMG converted to a limited liability company. Bank of America is one of the world's largest financial institutions, serving individual consumers, small businesses and large corporations and institutions with a full range of banking, investing, asset management and other financial and risk management products and services. CMG is located at One Financial Center, Boston, MA 02111.

LEGAL PROCEEDINGS

On February 9, 2005, Columbia Management and CFD (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia Management and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC, to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Funds' independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the fund or its shareholders can not currently be determined.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Columbia Funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL").(1) The MDL is ongoing.

------------------------------

1 The derivative cases purportedly brought on behalf of the Columbia Funds in the MDL have been consolidated under the lead case, Slaybe, et al. v. Columbia Management Advisers, Inc. et al, No. 04-CV-1768 (D. Md. Sept. 29, 2004). The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, removal of the trustees of the funds, removal of Columbia Management and CMD, disgorgement of all management fees and monetary damages.

In 2004, certain Columbia Funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits seek damages and allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as IN RE COLUMBIA ENTITIES LITIGATION. The plaintiffs filed a consolidated amended complaint on June 9, 2005.

On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Funds and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Funds and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and transferred to the MDL.

OTHER BUSINESS

The Meeting has been called to transact any business that properly comes before it. The only business that management of the Funds intends to present or knows that others will present is the Proposals. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Funds has previously received written contrary instructions from the shareholder entitled to vote the shares.

OUTSTANDING SHARES AND SIGNIFICANT SHAREHOLDERS

The table in Appendix F lists for each Fund the total number of shares outstanding as of the close of business on June 28, 2005, for each class of a Fund's shares entitled to vote at the Meeting.

The table in Appendix G lists each holder of record of more than five percent of any class of shares of each Fund as of the close of business on May 31, 2005. The Trustees and officers of each Fund, in the aggregate, owned less than 1% of each Fund's outstanding shares as of May 31, 2005.

INFORMATION ABOUT THE MEETING AND THE VOTING AND TABULATION OF PROXIES

All proxies solicited by or on behalf of the Board that are properly executed and returned in time to be voted at the Meeting will be voted at the Meeting as instructed on the proxy. If a contract owner simply signs and returns the voting instruction card, it will be treated as an instruction to vote the shares represented thereby in favor of the Proposals. The shares for which no voting instruction cards are returned will be voted in the same proportion as the shares for which voting instruction cards are returned.

Any proxy may be revoked at any time prior to its being exercised by written notification received by the Funds' Secretary, by the execution of a later dated proxy, or by attending the Meeting and voting in person.

Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Funds as tellers for the Meeting (the "Tellers"). 30% of the shares of the Fund outstanding on the record date and entitled to vote, present at the Meeting in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of that Fund.

Approval of Proposal 1 is by a plurality of votes cast at the Meeting. Approval of each of Proposals 2.A. through 2.D. requires the affirmative vote of a majority of the outstanding shares of the Funds of SteinRoe Variable Investment Trust, voting together. Approval of each of Proposals 3.A. through 3.O. requires the affirmative vote of a "majority of the outstanding voting securities" of a Fund entitled to vote on such Proposal. As defined by the 1940 Act, a "majority of the outstanding voting securities" means the vote of (i) 67% or more of the Fund's shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less. Only shareholders of record on September 9, 2005, may vote.

In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions, and "broker non-votes," as shares that are present and entitled to vote. With respect to Proposal 1, withheld authority, abstentions and broker non-votes have no effect on the outcome of voting. With respect to any other Proposals, withheld authority, abstentions and broker non-votes have the effect of a vote "against" the Proposal. "Broker non-votes" are shares held by brokers or nominees as to which
(i) the broker or nominee does not have discretionary voting power, and

(ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

ADJOURNMENTS

If a quorum is not present at the Meeting, the Meeting will be adjourned to permit further solicitation of proxies. In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals referred to above prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares voted at the Meeting (without regard to abstentions and broker non-votes). If a quorum is present, the persons named as proxies will vote those proxies that entitle them to vote for any such proposal in favor of such adjournment and will vote those proxies that require them to vote for rejection of any such proposal against any such adjournment.

SUBMISSION OF PROPOSALS FROM SHAREHOLDERS AT FUTURE MEETINGS

Your Fund does not regularly hold annual shareholder meetings, but may from time to time schedule special meetings. In accordance with the regulations of the SEC, in order to be eligible for inclusion in the Fund's proxy statement for such a meeting, a shareholder proposal must be received a reasonable time before the Fund prints and mails its proxy statement.

You may submit shareholder proposals c/o the Secretary of the Funds, One Financial Center, Boston, Massachusetts 02111-2621.

OTHER INFORMATION

EACH FUND HAS PREVIOUSLY SENT ITS MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT FOR ANY SUBSEQUENT SEMI-ANNUAL PERIOD TO ITS SHAREHOLDERS. YOU MAY OBTAIN A COPY OF THE REPORT, FREE OF CHARGE, BY WRITING TO COLUMBIA AT ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111-2621, OR BY CALLING 1-866-348-1468.

APPENDIX A -- OFFICER INFORMATION

The names and ages of the executive officers of the Funds, the year each was first elected or appointed to office and their principal business occupations during at least the last five years are shown below. The address of each officer is One Financial Center, Boston, MA 02111-2621, unless otherwise indicated.

OFFICERS

                                                      YEAR FIRST ELECTED
                                                         OR APPOINTED
  NAME/AGE AND ADDRESS       POSITION WITH FUNDS          TO OFFICE
------------------------  -------------------------   ------------------
Christopher L. Wilson     Head of Mutual Funds             2004
(Age 48)                  since August 2004;
                          President of the Columbia
                          Funds since October 2004


  NAME/AGE AND ADDRESS           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------  ------------------------------------------------------------
Christopher L. Wilson     Head of Mutual Funds since August, 2004 and Senior Vice
(Age 48)                  President of the Advisor since January, 2005; President of the Columbia Funds, Liberty Funds and Stein Roe Funds since
                          October, 2004; President and Chief Executive Officer of the
                          Nations Funds since January, 2005; President of the Galaxy
                          Funds since April 2005; Director of Bank of America Global
                          Liquidity Funds, plc since May 2005; Director of Bank of
                          America Capital Management (Ireland), Limited since May
                          2005; Senior Vice President of BACAP Distributors LLC since
                          January, 2005; Director of FIM Funding, Inc. since January,
                          2005; Senior Vice President of Columbia Management
                          Distributors, Inc. since January, 2005; Director of Columbia
                          Funds Services, Inc. since January, 2005 (formerly President and Chief Executive Officer, CDC IXIS Asset Management
                          Services, Inc. from September, 1998 to August, 2004).

                                                      YEAR FIRST ELECTED
                                                         OR APPOINTED
  NAME/AGE AND ADDRESS       POSITION WITH FUNDS          TO OFFICE
------------------------  -------------------------   ------------------
J. Kevin Connaughton      Treasurer                        2000
(Age 41)
Mary Joan Hoene           Senior Vice President and        2004
(Age 56)                  Chief Compliance Officer
40 West 57th Street       since 2004
New York, NY 10019
Michael G. Clarke         Chief Accounting Officer         2004
(Age 35)                  since October 2004


  NAME/AGE AND ADDRESS           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------  ------------------------------------------------------------
J. Kevin Connaughton      Treasurer of the Columbia Funds since October, 2003 and of
(Age 41)                  the Liberty Funds, Stein Roe Funds and All-Star Funds since
                          December, 2000; Vice President of the Advisor since April,
                          2003 (formerly President of the Columbia Funds, Liberty
                          Funds and Stein Roe Funds from February, 2004 to October,
                          2004; Chief Accounting Officer and Controller of the Liberty
                          Funds and All-Star Funds from February, 1998 to October,
                          2000); Treasurer of the Galaxy Funds since September, 2002
                          (formerly Treasurer from December, 2002 to December, 2004
                          and President from February, 2004 to December, 2004 of the
                          Columbia Management Multi-Strategy Hedge Fund, LLC; Vice
                          President of Colonial Management Associates, Inc. from
                          February, 1998 to October, 2000).
Mary Joan Hoene           Senior Vice President and Chief Compliance Officer of the
(Age 56)                  Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star
40 West 57th Street       Funds since August, 2004; Chief Compliance Officer of the
New York, NY 10019        Columbia Management Multi-Strategy Hedge Fund, LLC since
                          August 2004; Chief Compliance Officer of the BACAP
                          Alternative Multi-Strategy Hedge Fund LLC since October 2004
                          (formerly Partner, Carter, Ledyard & Milburn LLP from
                          January, 2001 to August, 2004; Counsel, Carter, Ledyard &
                          Milburn LLP from November, 1999 to December, 2000; Vice
                          President and Counsel, Equitable Life Assurance Society of
                          the United States from April, 1998 to November, 1999).
Michael G. Clarke         Chief Accounting Officer of the Columbia Funds, Liberty
(Age 35)                  Funds, Stein Roe Funds and All-Star Funds since October,
                          2004 (formerly Controller of the Columbia Funds, Liberty
                          Funds, Stein Roe Funds and the All-Star Funds from May, 2004 to October, 2004); Assistant treasurer from June, 2002 to
                          May, 2004; Vice President, Product Strategy & Development of
                          the Liberty Funds Group from February, 2001 to June, 2002;
                          Assistant Treasurer of the Liberty Funds Group from
                          February, 2001 to June, 2002; Assistant Treasurer of the
                          Liberty Funds, Stein Roe Funds and the All-Star Funds from
                          August, 1999 to February, 2001; Audit Manager, Deloitte &
                          Touche LLP from May, 1997 to August, 1999.

                                                      YEAR FIRST ELECTED
                                                         OR APPOINTED
  NAME/AGE AND ADDRESS       POSITION WITH FUNDS          TO OFFICE
------------------------  -------------------------   ------------------
Jeffrey R. Coleman        Controller since October         2004
(Age 35)                  2004
R. Scott Henderson        Secretary since December         2004
(Age 45)                  2004


  NAME/AGE AND ADDRESS           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------  ------------------------------------------------------------
Jeffrey R. Coleman        Controller of the Columbia Funds, Liberty Funds, Stein Roe
(Age 35)                  Funds and the All-Star Funds since October, 2004 (formerly
                          Vice President of CDC IXIS Asset Management Services, Inc.
                          and Deputy Treasurer of the CDC Nvest Funds and Loomis
                          Sayles Funds from February, 2003 to September, 2004;
                          Assistant Vice President of CDC IXIS Asset Management
                          Services, Inc. and Assistant Treasurer of the CDC Nvest
                          Funds from August, 2000 to February, 2003; Tax Manager of
                          PFPC, Inc. from November, 1996 to August, 2000).
R. Scott Henderson        Secretary of the Columbia Funds, Liberty Funds and the Stein
(Age 45)                  Roe Funds since December, 2004 (formerly Of Counsel Bingham
                          McCutchen from April 2001 to September 2004; Executive
                          Director and General Counsel, Massachusetts Pension Reserves
                          Investment Management Board from September, 1997 to March,
                          2001).

APPENDIX B.1 -- TRUSTEES' COMPENSATION

For the calendar year ended December 31, 2004, the Trustees received the following compensation for serving as Trustees:

                                                    TOTAL COMPENSATION FROM THE
                                                     FUND COMPLEX PAID TO THE
                          PENSION OR RETIREMENT          TRUSTEES FOR THE
                         BENEFITS ACCRUED AS PART       CALENDAR YEAR ENDED
DISINTERESTED TRUSTEES     OF FUND EXPENSES (1)          DECEMBER 31, 2004
----------------------   ------------------------   ---------------------------
Douglas A. Hacker                  N/A                       $135,000
Janet Langford Kelly               N/A                       $148,500
Richard W. Lowry                   N/A                       $150,700
Charles R. Nelson                  N/A                       $141,500
John J. Neuhauser                  N/A                       $158,284
Patrick J. Simpson(2)              N/A                       $129,000
Thomas E. Stitzel                  N/A                       $149,000
Thomas C. Theobald(2)              N/A                       $172,500
Anne-Lee Verville(2)               N/A                       $157,000
Richard L. Woolworth               N/A                       $131,000
INTERESTED TRUSTEE
-----------------------
William E. Mayer                   N/A                       $166,700

(1) The Funds do not currently provide pension or retirement plan benefits to the Trustees.

(2) During the calendar year ended December 31, 2004, Mr. Simpson deferred $129,000 of his total compensation pursuant to the deferred compensation plan, Mr. Theobald deferred $90,000 of his total compensation pursuant to the deferred compensation plan and Ms. Verville deferred $55,000 of her total compensation pursuant to the deferred compensation plan.

APPENDIX B.2 -- TRUSTEES' COMPENSATION

For purposes of Appendix B.2 and Appendix C, the following definitions apply:

Columbia Large Cap      Liberty Asset           Liberty Federal
Growth Fund, Variable   Allocation Fund,        Securities Fund,
Series (CLCGF)          Variable Series (LAAF)  Variable Series (LFSF)

Liberty Money Market    Liberty Small Company   Colonial Small Cap
Fund, Variable Series   Growth Fund, Variable   Value Fund, Variable
(LMMF)                  Series (LSCGF)          Series (CSCVF)

Colonial Strategic      Columbia High Yield     Columbia International
Income Fund, Variable   Fund, Variable Series   Fund, Variable Series
Series (CSIF)           (CHYF)                  (CIF)

Liberty Growth &        Liberty Select Value    Liberty S&P 500 Index
Income Fund, Variable   Fund, Variable Series   Fund, Variable Series
Series (LGIF)           (LSVF)                  (LSPIF)

For the fiscal year ended December 31, 2004, the Trustees received from each Fund the following compensation for serving as Trustees:

                                    AGGREGATE           AGGREGATE           AGGREGATE           AGGREGATE           AGGREGATE
                                  COMPENSATION        COMPENSATION        COMPENSATION        COMPENSATION        COMPENSATION
                                    FROM LAAF          FROM LSCGF          FROM CLCGF           FROM LFSF           FROM LMMF
                                 FOR THE FISCAL      FOR THE FISCAL      FOR THE FISCAL      FOR THE FISCAL      FOR THE FISCAL
                                   YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
TRUSTEE                         DECEMBER 31, 2004   DECEMBER 31, 2004   DECEMBER 31, 2004   DECEMBER 31, 2004   DECEMBER 31, 2004
-------                         -----------------   -----------------   -----------------   -----------------   -----------------
Douglas A. Hacker                     $790                $706                $686               $  834              $  893
Janet Langford Kelly                   869                 765                 759                  922                 985
Richard W. Lowry                       732                 674                 639                  775                 835
William E. Mayer                       823                 755                 722                  876                 942
Charles R. Nelson                      818                 742                 720                  873                 936
John J. Neuhauser                      771                 708                 674                  817                 880
Patrick J. Simpson(a)                  745                 691                 651                  790                 852
Thomas E. Stitzel                      872                 801                 753                  912                 987
Thomas C. Theobald(b)                  986                 858                 887                1,085               1,137
Anne-Lee Verville(c)                   910                 833                 796                  966               1,039
Richard L. Woolworth                   767                 721                 656                  795                 866

(a) During the calendar year ended December 31, 2004, Mr. Simpson deferred $745, $691, $651, $790 and $852 of his compensation from LAAF, LSCGF, CLCGF, LFSF and LMMF, respectively.

(b) During the calendar year ended December 31, 2004, Mr. Theobald deferred $489, $359, $486, $606 and $589 of his compensation from LAAF, LSCGF, CLCGF, LFSF and LMMF, respectively.

(c) During the calendar year ended December 31, 2004, Ms. Verville deferred $299, $219, $297, $370 and $360 of her compensation from LAAF, LSCGF, CLCGF, LFSF and LMMF, respectively.

                                 AGGREGATE       AGGREGATE        AGGREGATE        AGGREGATE        AGGREGATE        AGGREGATE
                                COMPENSATION    COMPENSATION     COMPENSATION     COMPENSATION     COMPENSATION     COMPENSATION
                                FROM CIF FOR     FROM LGIF        FROM CSIF        FROM CSCVF       FROM CHYF        FROM LSVF
                                 THE FISCAL    FOR THE FISCAL   FOR THE FISCAL   FOR THE FISCAL   FOR THE FISCAL   FOR THE FISCAL
                                 YEAR ENDED      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                DECEMBER 31,    DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
TRUSTEE                             2004            2004             2004             2004             2004             2004
-------                         ------------   --------------   --------------   --------------   --------------   --------------
Douglas A. Hacker                   $569           $  864            $705             $705             $499             $486
Janet Langford Kelly                 627              961             781              781              552              536
Richard W. Lowry                     532              801             656              656              466              455
William E. Mayer                     600              907             741              741              526              513
Charles R. Nelson                    597              906             739              739              523              510
John J. Neuhauser                    561              845             691              691              491              479
Patrick J. Simpson(a)                543              816             668              668              476              464
Thomas E. Stitzel                    628              944             773              773              552              538
Thomas C. Theobald(b)                727            1,125             913              913              634              619
Anne-Lee Verville(c)                 662            1,000             817              817              580              566
Richard L. Woolworth                 550              816             673              673              482              471

                                  AGGREGATE
                                 COMPENSATION
                                  FROM LSPIF
                                FOR THE FISCAL
                                  YEAR ENDED
                                 DECEMBER 31,
TRUSTEE                              2004
-------                         --------------
Douglas A. Hacker                    $526
Janet Langford Kelly                  580
Richard W. Lowry                      494
William E. Mayer                      557
Charles R. Nelson                     553
John J. Neuhauser                     520
Patrick J. Simpson(a)                 504
Thomas E. Stitzel                     584
Thomas C. Theobald(b)                 665
Anne-Lee Verville(c)                  614
Richard L. Woolworth                  513

(a) During the fiscal year ended December 31, 2004, Mr. Simpson deferred his total compensation for each Fund pursuant to the deferred compensation plan.

(b) During the fiscal year ended December 31, 2004, Mr. Theobald deferred the following amounts of his compensation for each Fund listed: $381 for CIF, $633 for LGIF, $502 for CSIF, $502 for CSCVF, $328 for CHYF, $321 for LSVF and $334 for LSPIF.

(c) During the fiscal year ended December 31, 2004, Ms. Verville deferred the following amounts of her compensation for each Fund listed: $175 for CIF, $387 for LGIF, $307 for CSIF, $307 for CSCVF, $160 for CHYF, $196 for LSVF and $204 for LSPIF.

APPENDIX C -- TRUSTEE SHARE OWNERSHIP

                       DOLLAR RANGE OF     DOLLAR RANGE OF     DOLLAR RANGE OF     DOLLAR RANGE OF     DOLLAR RANGE OF
                      EQUITY SECURITIES   EQUITY SECURITIES   EQUITY SECURITIES   EQUITY SECURITIES   EQUITY SECURITIES
NAME OF TRUSTEE         OWNED IN LAAF      OWNED IN CLCGF      OWNED IN LSCGF       OWNED IN LFSF       OWNED IN LMMF
--------------------  -----------------   -----------------   -----------------   -----------------   -----------------
DISINTERESTED
  TRUSTEES
Douglas A. Hacker            $0                   $0                  $0                 $0                    $0
Janet Langford Kelly          0                    0                   0                  0                     0
Richard W. Lowry              0                    0                   0                  0                     0
Charles R. Nelson             0                    0                   0                  0                     0
John J. Neuhauser             0                    0                   0                  0                     0
Patrick J. Simpson            0                    0                   0                  0                     0
Thomas E. Stitzel             0                    0                   0                  0                     0
Thomas C. Theobald            0                    0                   0                  0                     0
Anne-Lee Verville             0                    0                   0                  0                     0
Richard L. Woolworth          0                    0                   0                  0                     0
INTERESTED TRUSTEE
William E. Mayer              0                    0                   0                  0                     0

                      AGGREGATE DOLLAR
                      RANGE OF EQUITY
                      SECURITIES OWNED
                        IN ALL FUNDS
                        OVERSEEN BY
                       TRUSTEE IN THE
NAME OF TRUSTEE         FUND COMPLEX
--------------------  ----------------
DISINTERESTED
  TRUSTEES
Douglas A. Hacker      Over $100,000
Janet Langford Kelly   Over $100,000
Richard W. Lowry       Over $100,000
Charles R. Nelson      Over $100,000
John J. Neuhauser      Over $100,000
Patrick J. Simpson     Over $100,000
Thomas E. Stitzel      Over $100,000
Thomas C. Theobald     Over $100,000
Anne-Lee Verville      Over $100,000
Richard L. Woolworth   Over $100,000
INTERESTED TRUSTEE
William E. Mayer      $50,001-$100,000

                       DOLLAR RANGE OF     DOLLAR RANGE OF     DOLLAR RANGE OF     DOLLAR RANGE OF
                      EQUITY SECURITIES   EQUITY SECURITIES   EQUITY SECURITIES   EQUITY SECURITIES
NAME OF TRUSTEE         OWNED IN CIF        OWNED IN LGIF       OWNED IN CHYF      OWNED IN CSCVF
--------------------  -----------------   -----------------   -----------------   -----------------
DISINTERESTED
  TRUSTEES
Douglas A. Hacker            $0                  $0                  $0                   $0
Janet Langford Kelly         $0                  $0                  $0                   $0
Richard W. Lowry             $0                  $0                  $0                   $0
Charles R. Nelson            $0                  $0                  $0                   $0
John J. Neuhauser            $0                  $0                  $0                   $0
Patrick J. Simpson           $0                  $0                  $0                   $0
Thomas E. Stitzel            $0                  $0                  $0                   $0
Thomas C. Theobald           $0                  $0                  $0                   $0
Anne-Lee Verville(a)         $0                  $0                  $0                   $0
Richard L. Woolworth         $0                  $0                  $0                   $0
INTERESTED TRUSTEE
William E. Mayer             $0                  $0                  $0                   $0

                                                                                    AGGREGATE DOLLAR
                                                                                     RANGE OF EQUITY
                                                                                    SECURITIES OWNED
                                                                                      IN ALL FUNDS
                        DOLLAR RANGE OF     DOLLAR RANGE OF     DOLLAR RANGE OF        OVERSEEN BY
                       EQUITY SECURITIES   EQUITY SECURITIES   EQUITY SECURITIES     TRUSTEE IN THE
NAME OF TRUSTEE          OWNED IN CSIF       OWNED IN LSVF      OWNED IN LSPIF        FUND COMPLEX
---------------------  -----------------   -----------------   -----------------   -------------------
DISINTERESTED
  TRUSTEES
Douglas A. Hacker             $0                  $0                   $0          Over $100,000
Janet Langford Kelly          $0                  $0                   $0          Over $100,000
Richard W. Lowry              $0                  $0                   $0          Over $100,000
Charles R. Nelson             $0                  $0                   $0          Over $100,000
John J. Neuhauser             $0                  $0                   $0          Over $100,000
Patrick J. Simpson            $0                  $0                   $0          Over $100,000
Thomas E. Stitzel             $0                  $0                   $0          Over $100,000
Thomas C. Theobald            $0                  $0                   $0          Over $100,000
Anne-Lee Verville (a)         $0                  $0                   $0          Over $100,000
Richard L. Woolworth          $0                  $0                   $0          Over $100,000
INTERESTED TRUSTEE
William E. Mayer              $0                  $0                   $0          $50,001-100,000

APPENDIX D

                          GOVERNANCE COMMITTEE CHARTER

The Governance Committee (the "Committee") of the Funds shall be composed entirely of members of the Board of the Funds who are not affiliated with the Funds' investment adviser, sub-advisers or principal underwriter.

The functions of the Committee are:

To make nominations for independent trustee membership on the Board of Trustees when necessary and to consider candidates proposed for the Board of Trustees by shareholders of the Funds;

To review periodically Board governance practices and procedures and any recommendations of the Chief Compliance Officer of the Funds relating thereto, and to recommend to the Board any changes it may deem appropriate;

To review periodically trustee compensation and to recommend to the independent trustees any changes it may deem appropriate;

To review committee assignments on an annual basis;

To review on an annual basis the responsibilities and charter of each committee of the Board, whether there is continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized, and to make recommendations for any such action to the Board;

To plan and administer the Board's annual self-evaluation process;

To evaluate on at least an annual basis the independence of counsel to the independent trustees, to make recommendations to the independent trustees regarding their determination of such counsel's status as an "independent legal counsel" under applicable SEC rules, and to supervise such counsel.

The Committee shall meet as frequently and at such times as circumstances dictate. Minutes shall be kept of the Committee's meetings.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund.

The Committee shall review this charter at least annually and recommend to the Board any changes it deems appropriate.

APPENDIX E1

                                          AUDIT    AUDIT-RELATED    TAX    ALL OTHER
FUND NAME                        FYE       FEES        FEES        FEES      FEES      TOTAL
---------------------------------------------------------------------------------------------
Colonial Small Cap Value
  Fund, VS                     12/31/04   17,570       3,700       4,110      --       25,380
                               12/31/03   18,760       4,000       4,800      --       27,560
Colonial Strategic Income
  Fund, VS                     12/31/04   26,580       3,700       2,610      --       32,890
                               12/31/03   28,250       4,000       2,500      --       34,750
Columbia High Yield Fund, VS   12/31/04   18,730       3,700       2,610      --       25,040
                               12/31/03   19,590       6,375       2,500      --       28,465
Columbia International Fund,
  VS                           12/31/04   21,750       3,700       2,610      --       28,060
                               12/31/03   24,550       6,375       4,300      --       35,225
Liberty Growth & Income Fund,
  VS                           12/31/04   23,430       3,700       2,410      --       29,540
                               12/31/03   26,850       4,000       4,000      --       34,850
Liberty S&P 500 Index Fund,
  VS                           12/31/04   17,260       3,700       2,410      --       23,370
                               12/31/03   18,330       4,000       2,300      --       24,630
Liberty Select Value Fund, VS  12/31/04   16,210       3,700       4,110      --       24,020
                               12/31/03   17,280       4,000       2,300      --       23,580
Liberty Asset Allocation
  Fund, VS                     12/31/04   25,530       3,700       2,810      --       32,040
                               12/31/03   28,840       6,375       2,700      --       37,915
Liberty Federal Securities
  Fund, VS                     12/31/04   25,530       3,700       3,010      --       32,240
                               12/31/03   28,840       5,125       2,900      --       36,865
Liberty Money Market Fund, VS  12/31/04   19,870       3,700       1,510      --       25,080
                               12/31/03   22,990       5,125       1,400      --       29,515
Liberty Small Company Growth
  Fund, VS                     12/31/04   21,130       3,700       2,410      --       27,240
                               12/31/03   24,370       5,125       2,300      --       31,795
Columbia Large Cap Growth
  Fund, VS                     12/31/04   22,380       3,700       2,410      --       28,490
                               12/31/03   23,940       6,375       2,300      --       32,615

APPENDIX E2

                                                                          NON-AUDIT
FUND NAME                                                       FYE       SERVICES
-----------------------------------------------------------------------------------
Colonial SmallCap Value Fund, VS                              12/31/04      7,810
                                                              12/31/03      8,800
Colonial Strategic Income Fund, VS                            12/31/04      6,310
                                                              12/31/03      6,500
Columbia High Yield Fund, VS                                  12/31/04      6,310
                                                              12/31/03      8,875
Columbia International Fund, VS                               12/31/04      6,310
                                                              12/31/03     10,675
Liberty Growth & Income Fund, VS                              12/31/04      6,110
                                                              12/31/03      8,000
Liberty S&P 500 Index Fund, VS                                12/31/04      6,110
                                                              12/31/03      6,300
Liberty Select Value Fund, VS                                 12/31/04      7,810
                                                              12/31/03      6,300
Liberty Asset Allocation Fund, VS                             12/31/04      6,510
                                                              12/31/03      9,075
Liberty Federal Securities Fund, VS                           12/31/04      6,710
                                                              12/31/03      8,025
Liberty Money Market Fund, VS                                 12/31/04      5,210
                                                              12/31/03      6,525
Liberty Small Company Growth Fund, VS                         12/31/04      6,110
                                                              12/31/03      7,425
Columbia Large Cap Growth Fund, VS                            12/31/04      6,110
                                                              12/31/03      8,675

The table above does not include $95,000 paid in both fiscal years to PWC by a control affiliate related to internal controls review of the registrant's transfer agent.

APPENDIX F -- SHARES OUTSTANDING AND ENTITLED TO VOTE

For each class of the Funds' shares entitled to vote at the Meeting, the number of shares outstanding as of September 9, 2005 was as follows:

                                                     NUMBER OF SHARES
                      FUND                           OUTSTANDING AND
                      CLASS                          ENTITLED TO VOTE
                      -----                          ----------------
Liberty Federal Securities Fund, Variable Series
A                                                      8,165,193.2950
B                                                      8,872,283.4790
Columbia High Yield Fund, Variable Series
A                                                        851,981.3840
B                                                     13,574,136.3680
Columbia International Fund, Variable Series
A                                                     31,438,710.1660
B                                                      3,055,836.0380
Liberty Asset Allocation Fund, Variable Series
A                                                     13,099,181.5200
B                                                      4,322,271.6040
Liberty Growth and Income Fund, Variable Series
A                                                     11,076,833.8050
B                                                      2,664,319.5330
Liberty Small Company Growth Fund, Variable
  Series
A                                                      4,836,388.6060
B                                                             98.0100
Liberty Money Market Fund, Variable Series
A                                                    217,042,772.9040
Liberty Select Value Fund, Variable Series
A                                                         99,314.1390
B                                                      2,179,482.6630
Liberty S&P 500 Index Fund, Variable Series
A                                                          8,694.9370
B                                                      5,003,413.2770
Colonial Small Cap Value Fund, Variable Series
A                                                        786,026.0190
B                                                     21,028,016.0400
Colonial Strategic Income Fund, Variable Series
A                                                      8,951,451.2600
B                                                      5,995,086.0900
Columbia Large Cap Growth Fund, Variable Series
A                                                      4,930,889.6170
B                                                        807,262.0760

APPENDIX G -- OWNERSHIP OF SHARES

CLASS            REGISTRATION            SHARE BALANCE   PERCENT     CLASS TOTAL
-----   ------------------------------  ---------------  -------   ---------------
 COLUMBIA LARGE CAP GROWTH VS
  A     Sun Life Assurance Company of    1,419,147.4500   26.51     5,352,804.3290
        Canada (U.S.)
        C/O Sun Life Financial
        PO Box 9133
        Wellesley Hills, MA 02481-9133
  A     Sun Life Assurance Company of    1,410,558.5190   26.35     5,352,804.3290
        Canada (U.S.)
        C/O Sun Life Financial
        PO Box 9133
        Wellesley Hills, MA 02481-9133
  B     Sun Life Assurance Company of      700,344.9910   81.43       860,075.6540
        Canada (U.S.)
        C/O Sun Life Financial
        PO Box 9133
        Wellesley Hills, MA 02481-9133
  B     Keyport                            141,012.8630   16.40       860,075.6540
        C/O Sun Life Financial
        PO Box 9133
        Wellesley Hills, MA 02481-9133
  A     American Skandia Life              678,993.1020   12.68     5,352,804.3290
        Assurance Co
        Attn Alison Mitnick
        1 Corporate Drive
        9th Floor
        Shelton, CT 06484-6208
  A     American Skandia Life              539,846.6010   10.09     5,352,804.3290
        Assurance Co
        Attn Alison Mitnick
        1 Corporate Drive
        9th Floor
        Shelton, CT 06484-6208
  A     Keyport                            862,652.1950   16.12     5,352,804.3290
        C/O Sun Life Financial
        PO Box 9133
        Wellesley Hills, MA 02481-9133
LIBERTY ASSET ALLOCATION FUND VS
  A     Sun Life Assurance Company of    4,637,384.1600   33.47    13,855,762.6570
        Canada (U.S.)
        PO Box 9133
        Wellesley Hills, MA 02481-9133
  A     Sun Life Assurance Company       4,596,097.3290   33.17    13,855,762.6570
        of Canada (U.S.)
        PO Box 9133
        Wellesley Hills, MA 02481-9133

CLASS            REGISTRATION            SHARE BALANCE   PERCENT     CLASS TOTAL
-----   ------------------------------  ---------------  -------   ---------------
  B     Sun Life Assurance Company       3,324,016.8490   73.52     4,521,487.5280
        of Canada (U.S.)
        PO Box 9133
        Wellesley Hills, MA 02481-9133
  B     Sun Life Financial                 474,217.2970   10.49     4,521,487.5280
        PO Box 9133
        Wellesley Hills, MA 02481-9133
  B     Keyport                            639,308.3460   14.14     4,521,487.5280
        PO Box 9133
        Wellesley Hills, MA 02481-9133
  A     American Skandia Life            1,205,028.8730    8.70    13,855,762.6570
        Assurance Co
        1 Corporate Drive
        9th Floor
        Shelton, CT 06484-6208
  A     Keyport                          1,581,744.8730   11.42    13,855,762.6570
        PO Box 9133
        Wellesley Hills, MA 02481-9133
LIBERTY FEDERAL SECURITIES FUND VS
  A     Sun Life Assurance Company       3,750,829.8730   42.56     8,813,728.5340
        of Canada (U.S.)
        PO Box 9133
        Wellesley Hills, MA 02481-9133
  A     Sun Life Assurance Company       1,552,527.8420   17.61     8,813,728.5340
        of Canada (U.S.)
        PO Box 9133
        Wellesley Hills, MA 02481-9133
  B     Sun Life Assurance Company       7,112,033.4500   76.89     9,250,159.2790
        of Canada (U.S.)
        PO Box 9133
        Wellesley Hills, MA 02481-9133
  B     Keyport                          1,674,470.9210   18.10     9,250,159.2790
        PO Box 9133
        Wellesley Hills, MA 02481-9133
  A     Keyport                          1,757,228.6410   19.94     8,813,728.5340
        PO Box 9133
        Wellesley Hills, MA 02481-9133
LIBERTY MONEY MARKET FUND VS
  A     Sun Life Assurance Company      126,915,133.251   59.04    214,982,198.064
        of Canada (U.S.)
        PO Box 9133
        Wellesley Hills, MA 02481-9133
  A     Sun Life Assurance Company      28,696,646.1770   13.35    214,982,198.064
        of Canada (U.S.)
        PO Box 9133
        Wellesley Hills, MA 02481-9133

CLASS            REGISTRATION            SHARE BALANCE   PERCENT     CLASS TOTAL
-----   ------------------------------  ---------------  -------   ---------------
  A     Keyport                         31,189,923.5880   14.51    214,982,198.064
        PO Box 9133
        Wellesley Hills, MA 02481-9133
LIBERTY SMALL COMPANY GROWTH VS
  A     Sun Life Assurance Company         647,355.1090   12.47     5,190,647.6450
        of Canada (U.S.)
        PO Box 9133
        Wellesley Hills, MA 02481-9133
  A     Sun Life Assurance Company       3,394,210.2910   65.39     5,190,647.6450
        of Canada (U.S.) PO Box 9133
        Wellesley Hills, MA 02481-9133
  B     FIM Funding Inc                         98.0100  100.00            98.0100
        100 Federal Street
        Boston, MA 02110-1802
  A     Keyport                            274,672.7050    5.29     5,190,647.6450
        PO Box 9133
        Wellesley Hills, MA 02481-9133
COLONIAL SMALL CAP VALUE FUND
  A     Sun Life Assurance Company
        of Canada (U.S.)                   533,361.3660   67.14       794,371.9790
        PO Box 9133
        Wellesley Hills, MA 02481-9133
  B     Sun Life Assurance Company       1,122,868.2410    5.75    19,521,504.5900
        of Canada (U.S)
        PO Box 9133
        Wellesley Hills, MA 02481-9133
  A     Keyport                             77,438.0480    9.75       794,371.9790
        PO Box 9133
        Wellesley Hills, MA 02481-9133
  A     Liberty Life Assurance Co of        54,074.2850    6.81       794,371.9790
        Boston
        100 Liberty Way
        Dover, NH 03820
  A     Transamerica Life Insurance Co      69,029.9830    8.69       794,371.9790
        4333 Edgewood RD NE
        Cedar Rapids, IA 52499-0001
  B     ING USA Annuity and Life        17,590,887.1600   90.11    19,521,504.5900
        Insurance Company
        1475 Dunwoody Drive
        Westchester, PA 19380-1478
COLONIAL STRATEGIC INCOME FUND
  A     Sun Life Assurance Company       6,062,461.5220   63.43     9,558,262.6480
        of Canada (U.S)
        PO Box 9133
        Wellesley Hills, MA 02481-9133

CLASS            REGISTRATION            SHARE BALANCE   PERCENT     CLASS TOTAL
-----   ------------------------------  ---------------  -------   ---------------
  A     Sun Life Assurance Company       1,688,197.3190   17.66     9,558,262.6480
        of Canada (U.S)
        PO Box 9133
        Wellesley Hills, MA 02481-9133
  B     Sun Life Assurance Company       4,717,727.6530   79.67     5,921,708.2720
        of Canada (U.S)
        PO Box 9133
        Wellesley Hills, MA 02481-9133
  A     Keyport                            742,462.7410    7.77     9,558,262.6480
        PO Box 9133
        Wellesley Hills, MA 02481-9133
  B     Sun Life Financial                 332,580.2190    5.62     5,921,708.2720
        PO Box 9133
        Wellesley Hills, MA 02481-9133
  B     Keyport                            863,881.2780   14.59     5,921,708.2720
        PO Box 9133
        Wellesley Hills, MA 02481-9133
COLUMBIA HIGH YIELD FUND VS
  A     Sun Life Assurance Company         605,901.1660   67.31       900,130.3830
        of Canada (U.S)
        PO Box 9133
        Wellesley Hills, MA 02481-9133
  B     Sun Life Assurance Company       1,874,390.3750   17.09    10,966,960.8520
        of Canada (U.S.)
        PO Box 9133
        Wellesley Hills, MA 02481-9133
  A     Keyport                            103,288.7930   11.47       900,130.3830
        PO Box 9133
        Wellesley Hills, MA 02481-9133
  A     American Skandia Life               88,760.2870    9.86       900,130.3830
        Assurance Co
        1 Corporate Drive
        9th Floor
        Shelton, CT 06484-6208
  B     American Express -- Managed      6,460,616.0070   58.91    10,966,960.8520
        Assets
        Trust: IDS Life Insurance
        Company
        1497 AXP Financial Ctr
        Minneapolis, MN 55474-0014
  A     American Express -- Managed         82,287.3180    9.14       900,130.3830
        Assets
        Trust: American Enterprise
        Life Ins
        222 AXP Financial Center
        Minneapolis, MN 55474-0002

CLASS            REGISTRATION            SHARE BALANCE   PERCENT     CLASS TOTAL
-----   ------------------------------  ---------------  -------   ---------------
  B     American Express -- Managed      1,748,221.1410   15.94    10,966,960.8520
        Assets
        Trust: American Enterprise
        Life Ins
        1497 AXP Financial Center
        Minneapolis, MN 55474-0014
COLUMBIA INTERNATIONAL FUND VS
  A     Sun Life Assurance Company      22,172,678.6020   64.93    34,147,822.7760
        of Canada (U.S.)
        PO Box 9133
        Wellesley Hills, MA 02481-9133
LIBERTY GROWTH AND INCOME FUND VS
  A     Sun Life Assurance Company       7,607,370.6550   63.29    12,019,663.3010
        of Canada (U.S.)
        PO Box 9133
        Wellesley Hills, MA 02481-9133
  A     Sun Life Assurance Company       2,563,127.0830   21.32    12,019,663.3010
        of Canada (U.S.)
        PO Box 9133
        Wellesley Hills, MA 02481-9133
  B     Sun Life Assurance Company       2,283,192.4100   80.73     2,828,143.5920
        of Canada (U.S.)
        PO Box 9133
        Wellesley Hills, MA 02481-9133
  A     Keyport                            888,422.2740    7.39    12,019,663.3010
        PO Box 9133
        Wellesley Hills, MA 02481-9133
  B     Keyport                            458,225.1870   16.20     2,828,143.5920
        PO Box 9133
        Wellesley Hills, MA 02481-9133
LIBERTY SELECT VALUE FUND
  A     Sun Life Assurance Company           8,566.3160    8.84        96,884.3670
        of Canada (U.S.)
        PO Box 9133
        Wellesley Hills, MA 02481-9133
  B     Sun Life Assurance Company       1,935,197.9150   85.28     2,269,343.0370
        of Canada (U.S.)
        PO Box 9133
        Wellesley Hills, MA 02481-9133
  B     Keyport                            255,858.9030   11.27     2,269,343.0370
        PO Box 9133
        Wellesley Hills, MA 02481-9133
  A     Transamerica Life Insurance Co      44,026.2220   45.44        96,884.3670
        4333 Edgewood RD NE
        Cedar Rapids, IA 52499-0001

CLASS            REGISTRATION            SHARE BALANCE   PERCENT     CLASS TOTAL
-----   ------------------------------  ---------------  -------   ---------------
  A     Transamerica Life Insurance Co      34,058.1200   35.15        96,884.3670
        4333 Edgewood RD NE
        Cedar Rapids, IA 52499-0001
  A     Transamerica Life Insurance Co       9,190.8950    9.49        96,884.3670
        4333 Edgewood RD NE
        Cedar Rapids, IA 52499-0001
LIBERTY S & P 500 INDEX FUND
  A     Sun Life Assurance Company           8,694.9370  100.00         8,694.9370
        of Canada (U.S.)
        PO Box 9133
        Wellesley Hills, MA 02481-9133
  B     Sun Life Assurance Company       3,999,307.3070   77.20     5,180,430.7610
        of Canada (U.S.)
        PO Box 9133
        Wellesley Hills, MA 02481-9133
  B     Sun Life Financial                 291,024.8450    5.62     5,180,430.7610
        PO Box 9133
        Wellesley Hills, MA 02481-9133
  B     Keyport                            833,471.0850   16.09     5,180,430.7610
        PO Box 9133
        Wellesley Hills, MA 02481-9133

                                                                       EXHIBIT 1

     CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO BORROWING

Series of SteinRoe Variable Investment Trust
Liberty Asset Allocation Fund, Variable Series
Columbia Large Cap Growth Fund, Variable Series
Liberty Small Company Growth Fund, Variable Series
Liberty Federal Securities Fund, Variable Series
Liberty Money Market Fund, Variable Series

The Fund may not "borrow[,] except from banks, other affiliated funds and other entities to the extent permitted by the [1940 Act][Investment Company Act of 1940]."

Series of Liberty Variable Investment Trust
Liberty Select Value Fund, Variable Series
Liberty S&P 500 Index Fund, Variable Series

The Fund may "[b]orrow from banks, other affiliated funds and other [entities][persons] to the extent permitted by applicable law, provided [that][the][each] Fund's borrowings shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law."

Series of Liberty Variable Investment Trust
Columbia High Yield Fund, Variable Series

The Fund may not "[b]orrow money or issue senior securities, except that the Fund may borrow from domestic banks for temporary purposes (such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous by the Advisor) and then in amounts not in excess of 33% of the value of its total assets at the time of such borrowing (provided that the Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 33% of the value of its total assets at the time of such borrowing); ... The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding."

                                                                       EXHIBIT 2

   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO ISSUING SENIOR
                                   SECURITIES

Series of Liberty Variable Investment Trust
Liberty Select Value Fund, Variable Series
Liberty S&P 500 Index Fund, Variable Series

The Fund may "[n]ot issue senior securities except as provided in paragraph 1 above and to the extent permitted by the 1940 Act."

Series of Liberty Variable Investment Trust
Columbia International Fund, Variable Series
Liberty Growth & Income Fund, Variable Series
Colonial Strategic Income Fund, Variable Series
Colonial Small Cap Value Fund, Variable Series

The Fund may "[i]ssue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, [the Fund][it] will not purchase additional portfolio securities while borrowings exceed 5% of net assets."

Series of Liberty Variable Investment Trust
Columbia High Yield Fund, Variable Series

The Fund may not "[b]orrow money or issue senior securities, except that the Fund may borrow from domestic banks for temporary purposes (such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous by the Advisor) and then in amounts not in excess of 33% of the value of its total assets at the time of such borrowing (provided that the Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 33% of the value of its total assets at the time of such borrowing)."

                                                                       EXHIBIT 3

    CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO MAKING LOANS

Series of Liberty Variable Investment Trust
Liberty Select Value Fund, Variable Series
Liberty S&P 500 Index Fund, Variable Series

The Fund may "[m]ake loans (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds provided that no such loan be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans) and (d) through repurchase agreements."

Series of SteinRoe Variable Investment Trust
Liberty Asset Allocation Fund, Variable Series
Columbia Large Cap Growth Fund, Variable Series
Liberty Small Company Growth Fund, Variable Series
Liberty Federal Securities Fund, Variable Series
Liberty Money Market Fund, Variable Series

The Fund may not "make loans, but this restriction shall not prevent a Fund from
(a) buying a part of an issue of bonds, debentures, or other obligations which are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 15% of its total assets (taken at market value at the time of such loan)."

Series of Liberty Variable Investment Trust
Columbia International Fund, Variable Series
Liberty Growth & Income Fund, Variable Series
Colonial Strategic Income Fund, Variable Series
Colonial Small Cap Value Fund, Variable Series

The Fund may "[m]ake loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements."

Series of Liberty Variable Investment Trust
Columbia High Yield Fund, Variable Series

The Fund may not "[m]ake loans, except that (i) the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and
(ii) the Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Fund's permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned."

                                                                       EXHIBIT 4

 CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO DIVERSIFICATION OF
                                  INVESTMENTS

Series of Liberty Variable Investment Trust
Liberty Growth & Income Fund, Variable Series
Colonial Strategic Income Fund, Variable Series

The Fund may "[w]ith respect to 75% of total assets, not purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchases, the Fund would own more than 10% of the outstanding voting shares of such issuer."

Series of Liberty Variable Investment Trust
Liberty Select Value Fund, Variable Series
Liberty S&P 500 Index Fund, Variable Series

The Fund may "[n]ot concentrate more than 25% of its total assets in any one industry or[,] with respect to 75% of total assets[,] purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase [the] voting securities of an issuer if, as a result of such purchase[s], [the][a] Fund would own more than 10% of the outstanding voting shares of such issuer."

Series of SteinRoe Variable Investment Trust
Liberty Asset Allocation Fund, Variable Series
Columbia Large Cap Growth Fund, Variable Series
Liberty Small Company Growth Fund, Variable Series
Liberty Federal Securities Fund, Variable Series
Liberty Money Market Fund, Variable Series

The Fund may not "with respect to 75% of the value of the total assets of a Fund, invest more than 5% of the value of its total assets, taken at market value at the time of a particular purchase, in the securities of any one issuer, except (a) securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and (b) [with respect to Money Market Fund only] certificates of deposit, bankers' acceptances and repurchase agreements."

Series of Liberty Variable Investment Trust
Columbia High Yield Fund, Variable Series

The Fund may not "[p]urchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer (the "5% Limitation"), except that up to 25% of the value of the total assets of the Fund may be invested without regard to such 5% Limitation. With respect to the above: (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user; (b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and (c) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including securities backed by the full faith and credit of the United States) are deemed to be U.S. Government obligations."

Series of Liberty Variable Investment Trust
Colonial Small Cap Value Fund, Variable Series

The Fund may not "[c]oncentrate more than 25% of its total assets in any one industry or with respect to 75% of total assets purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer, or purchase the voting securities of an issuer if, as a result of purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer."

                                                                       EXHIBIT 5

   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENTS IN
                                  COMMODITIES

Series of SteinRoe Variable Investment Trust
Liberty Asset Allocation Fund, Variable Series
Columbia Large Cap Growth Fund, Variable Series
Liberty Small Company Growth Fund, Variable Series
Liberty Federal Securities Fund, Variable Series
Liberty Money Market Fund, Variable Series

The Fund may not "purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities, or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts."

Series of Liberty Variable Investment Trust
Columbia High Yield Fund, Variable Series

The Fund may not "[p]urchase or sell commodities or commodity contracts, or invest in oil, gas or other mineral exploration or development programs or mineral leases; provided, however, that the Fund may enter into futures contracts and options on futures contracts."

                                                                       EXHIBIT 6

CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENTS IN REAL
                                     ESTATE

Series of Liberty Variable Investment Trust
Columbia International Fund, Variable Series
Liberty Growth & Income Fund, Variable Series
Colonial Strategic Income Fund, Variable Series
Colonial Small Cap Value Fund, Variable Series
Liberty Select Value Fund, Variable Series
Liberty S&P 500 Index Fund, Variable Series

The Fund may "[o]nly own real estate acquired as the result of owning securities and not more than 5% of total assets."

Series of SteinRoe Variable Investment Trust
Liberty Asset Allocation Fund, Variable Series
Columbia Large Cap Growth Fund, Variable Series
Liberty Small Company Growth Fund, Variable Series
Liberty Federal Securities Fund, Variable Series
Liberty Money Market Fund, Variable Series

The Fund may not "purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities, or commodity contracts, [(]except that it may enter into (a) futures and options on futures and (b) forward contracts.[)]"

Series of Liberty Variable Investment Trust
Columbia High Yield Fund, Variable Series

The Fund may not "[p]urchase or sell real estate, except that the Fund may purchase securities which are secured by real estate and securities of issuers which deal in real estate or interests therein, and may purchase or sell interests in real estate limited partnerships."

                                                                       EXHIBIT 7

  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO UNDERWRITING OF
                                   SECURITIES

Series of Liberty Variable Investment Trust
Columbia International Fund, Variable Series
Liberty Growth & Income Fund, Variable Series
Colonial Strategic Income Fund, Variable Series
Colonial Small Cap Value Fund, Variable Series
Liberty Select Value Fund, Variable Series
Liberty S&P 500 Index Fund, Variable Series

The Fund may "[u]nderwrite securities issued by others [only][except] when disposing of portfolio securities."

Series of SteinRoe Variable Investment Trust
Liberty Asset Allocation Fund, Variable Series
Columbia Large Cap Growth Fund, Variable Series
Liberty Small Company Growth Fund, Variable Series
Liberty Federal Securities Fund, Variable Series
Liberty Money Market Fund, Variable Series

The Fund may not "act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale."

Series of Liberty Variable Investment Trust
Columbia High Yield Fund, Variable Series

The Fund may not "[a]ct as an underwriter within the meaning of the 1933 Act, except insofar as the Fund might be deemed to be an underwriter upon disposition of restricted portfolio securities, and except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting."

                                                                       EXHIBIT 8

 CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTING FOR THE
                         PURPOSE OF EXERCISING CONTROL

Series of Liberty Variable Investment Trust
Columbia High Yield Fund, Variable Series

The Fund may not "[i]nvest in companies for the purpose of exercising control or management."

Series of SteinRoe Variable Investment Trust
Liberty Asset Allocation Fund, Variable Series
Columbia Large Cap Growth Fund, Variable Series
Liberty Small Company Growth Fund, Variable Series
Liberty Federal Securities Fund, Variable Series
Liberty Money Market Fund, Variable Series

The Fund may not "[p]urchase securities of any one issuer if more than 10% of the outstanding voting securities of such issuer would at the time be held by the Fund."

Series of Liberty Variable Investment Trust
Colonial Small Cap Value Fund, Variable Series
Liberty Select Value Fund, Variable Series
Liberty S&P 500 Index Fund, Variable Series

The Fund may "[n]ot concentrate more than 25% of its total assets in any one industry or with respect to 75% of total assets purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer, or purchase the voting securities of an issuer if, as a result of [such] purchase[s], the Fund would own more than 10% of the outstanding voting shares of such issuer."

                                                                       EXHIBIT 9

   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO CONCENTRATING
                                  INVESTMENTS
                                 IN AN INDUSTRY

Series of Liberty Variable Investment Trust
Columbia Small Cap Value Fund, Variable Series
Liberty Select Value Fund, Variable Series
Liberty S&P 500 Index Fund, Variable Series

The Fund may "[n]ot concentrate more than 25% of its total assets in any one industry or with respect to 75% of total assets purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer, or purchase the voting securities of an issuer if, as a result of [such] purchase[s], the Fund would own more than 10% of the outstanding voting shares of such issuer."

Series of Liberty Variable Investment Trust
Columbia International Fund, Variable Series
Liberty Growth & Income Fund, Variable Series
Colonial Strategic Income Fund, Variable Series

The Fund may "[n]ot concentrate more than 25% of its total assets in any one industry."

Series of SteinRoe Variable Investment Trust
Liberty Asset Allocation Fund, Variable Series
Columbia Large Cap Growth Fund, Variable Series
Liberty Small Company Growth Fund, Variable Series
Liberty Federal Securities Fund, Variable Series
Liberty Money Market Fund, Variable Series

The Fund may not "invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to: (i) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, (ii) [with respect to Money Market Fund only] certificates of deposit and bankers' acceptances and repurchase agreements or (iii) [as to Money Market Fund only] securities of issuers in the financial services industry."

Series of Liberty Variable Investment Trust
Columbia High Yield Fund, Variable Series

The Fund may not "[p]urchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and (c) utilities will be classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry)."

                                                                      EXHIBIT 10

 CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO BUYING AND SELLING
                                 PUTS AND CALLS

Series of Liberty Variable Investment Trust
Columbia International Fund, Variable Series
Liberty Growth & Income Fund, Variable Series
Colonial Strategic Income Fund, Variable Series
Colonial Small Cap Value Fund, Variable Series
Liberty Select Value Fund, Variable Series
Liberty S&P 500 Index Fund, Variable Series

The Fund "[m]ay purchase and sell futures contracts and related options [so][as] long as the total initial margin and premiums on the contracts do not exceed 5% of [its] total assets."

Series of Liberty Variable Investment Trust
Columbia High Yield Fund, Variable Series

The Fund may not "[i]nvest in or sell put options, call options, straddles, spreads, or any combination thereof; provided, however, that (i) the Fund may write covered call options with respect to their portfolio securities that are traded on a national securities exchange, and may enter into closing purchase transactions with respect to such options if, at the time of the writing of such options, the aggregate value of the securities subject to the options written by the Fund does not exceed 25% of the value of its total assets; and (ii) the Fund may purchase put and call options and sell or write secured put options to the extent permitted by its investment objectives and policies."

                                                                      EXHIBIT 11

                      AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of           , 2005, is by
and among           (the "Acquired Trust"), a Massachusetts business trust, on
behalf of           (the "Acquired Fund");           (the "Acquiring Trust"), a
Massachusetts business trust on behalf of           (the "Acquiring Fund"); and
Columbia Management Advisors, Inc. ("Columbia").

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Sections 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Fund attributable to each class of its shares in exchange for shares of the same class of shares of the Acquiring Fund (the "Acquisition Shares"), and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund and the distribution of the Acquisition Shares to the relevant shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF ACQUIRED FUND.

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

        (a) The Acquired Fund will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

        (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the "Obligations"); and

        (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for the net assets attributable to each class of its shares the number of Acquisition Shares of the corresponding class (including fractional shares, if any) determined by dividing the value of such net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share of the applicable class computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph
          3.1 (the "Closing Date") and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date. The Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the Acquired Fund's current and former Trustees and officers, acting in their capacities as such, under the Acquired Fund's organizational documents as in effect as of the date of this Agreement shall survive the reorganization as obligations of the Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Fund, its successors or assigns.

     1.3 As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to shareholders of record of each class of shares, determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares of the relevant class received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

     1.4  With respect to Acquisition Shares distributable pursuant to paragraph
          1.3 to an Acquired Fund shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquired Fund will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares, or pledge or redeem such Acquisition Shares until such Acquired Fund shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

     1.5 If applicable, as soon as practicable after the Closing Date, the Acquired Trust shall file an application pursuant to Section 8(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), for an order declaring that it has ceased to be an investment company and, upon receipt of such order, shall make all filings and take all other steps as shall be necessary and proper to effect its complete termination under Massachusetts law. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation, deregistration (if applicable), and termination.

2. VALUATION.

     2.1 For the purpose of paragraph 1, the value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the organizational documents of the Acquiring Fund and the then current prospectus or prospectuses or statement or statements of additional information of the Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus") for determining net asset value, [after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2, and shall be certified by the Acquired Fund.]

     2.2 For the purpose of paragraph 2.1, the net asset value of an Acquisition Share of each class shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the organizational documents of the Acquiring Fund and the Acquiring Fund Prospectus.

3. CLOSING AND CLOSING DATE.

     3.1  The Closing Date shall be on           , 2005, or on such other date
          as the parties may agree. The Closing shall be held at   p.m. at
          Columbia's offices, One Financial Center, Boston, Massachusetts 02111, or at such other time and/or place as the parties may agree.

     3.2 The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to the custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "[Name of Custodian], custodian for [Name of Acquiring Fund]."

     3.3 In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either the Acquired Fund or the Acquiring Fund upon the giving of written notice to the other party.

     3.4 At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund shareholders and the number of outstanding shares of each class of the Acquired Fund owned by each Acquired Fund shareholder, all as of the close of business on the Valuation Date, certified by any Vice President, Secretary or Assistant Secretary of the Acquired Fund. The Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Fund will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Acquired Fund shareholders as provided in paragraph 1.3.

     3.5 At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4.   REPRESENTATIONS AND WARRANTIES.

     4.1 The Acquired Fund represents and warrants the following to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

        (a) The Acquired Fund is a series of the Acquired Trust that is duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts;

        (b) The Acquired Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquired Trust and the 1940 Act;

        (c) The Acquired Fund is not in violation in any material respect of any provision of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

        (d) The Acquired Fund has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

        (e) To the knowledge of the Acquired Fund, except as has been disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

        (f) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquired Fund, as of and for its most recently completed fiscal year, audited by PricewaterhouseCoopers LLP (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since the date of the Acquired Fund's most recently completed fiscal year;

        (g) Since the date of the Acquired Fund's most recently completed fiscal year, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

        (h) As of the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquired Fund's tax liabilities will have been adequately provided for on its books. To the best of the Acquired Fund's knowledge, it will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

        (i) The Acquired Fund meets the requirements of subchapter M of the Code for treatment as a "regulated investment company" within the meaning of Section 851 of the Code, and will continue meeting such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

        (j) Exhibit A attached hereto sets forth the authorized capital of the Acquired Fund. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund's then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus")) by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except as set forth on Exhibit A attached hereto, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

        (k) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, except as previously disclosed in writing to the Acquiring Fund;

        (l) The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Acquired Fund, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (m) The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund shareholders as provided in paragraph 1.3;

        (n) The information provided by the Acquired Fund for use in the Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

        (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state securities or "Blue Sky" laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

        (p) At the Closing Date, the Acquired Fund will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of the date of its most recently completed fiscal year, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

        (q) Reserved; and

        (r) No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the Acquiring Fund.

     4.2 The Acquiring Fund represents and warrants the following to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

        (a) The Acquiring Fund is a series of the Acquiring Trust that is duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts;

        (b) The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

        (c) At the Closing Date, the Acquiring Fund Prospectus will conform in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there will be no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

        (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

        (e) The Acquiring Fund is not in violation in any material respect of any provisions of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

        (f) To the knowledge of such counsel, except as has been disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund, any of its properties or assets, or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

        (g) Reserved;

        (h) Reserved;

        (i) As of the Closing Date, the Acquiring Fund shall have not been required by law to have filed any federal or other tax returns or reports. All of the Acquiring Fund's tax liabilities, if any, will have been adequately provided for on its books. To the best of the Acquiring Fund's knowledge, it will not have not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

        (j) The Acquiring Fund was established by the Trustees of the Acquiring Trust in order to effect the transactions described in this Agreement. It has not yet filed its first federal income tax return and, thus, has not yet elected to be treated as a "regulated investment company" for federal income tax purposes. However, upon filing its first income tax return at the completion of its first taxable year, the Acquiring Fund will elect to be a "regulated investment company" and until such time will take all steps necessary to ensure that it qualifies for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

        (k) The Acquiring Fund has no shares of beneficial interest issued and outstanding;

        (l) Reserved;

        (m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (n) The Acquisition Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued shares in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof;

        (o) The information to be furnished by the Acquiring Fund for use in the Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

        (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities or "Blue Sky" laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5.   COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

The Acquired Fund and the Acquiring Fund each hereby covenants and agrees with the other as follows:

     5.1 Each of the Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

     5.2 The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to elect the Board of Trustees of the Acquired Fund and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

     5.3 In connection with the Acquired Fund shareholders' meeting referred to in paragraph 5.2, the Acquired Fund will prepare a

          Proxy Statement for such meeting, to be distributed to the Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1934 Act and the 1940 Act.

     5.4 The information to be furnished by the Acquired Fund and the Acquiring Fund for use in the Proxy Statement, as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

     5.5 The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

     5.6 Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

     5.7 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     6.1 The Acquiring Fund shall have delivered to the Acquired Fund, a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Fund has complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

     6.2 The Acquired Fund shall have received a favorable opinion of Ropes & Gray LLP dated the Closing Date and, in a form satisfactory to the Acquiring Fund, to the following effect:

        (a) The Acquiring Trust is duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted;

        (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Proxy Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquired Fund is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (c) The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities;

        (d) The Acquisition Shares to be issued for transfer to the Acquired Fund shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable shares in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

        (e) The execution and delivery of this Agreement did not, and the performance by the Acquiring Fund of its obligations hereunder will not, violate the Acquiring Fund's organizational documents, or any provision of any agreement known to such counsel to which the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound;

        (f) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

        (g) Such counsel does not know of any legal or governmental proceedings relating to the Acquiring Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Proxy Statement which are not described as required;

        (h) The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

        (i) To the knowledge of such counsel, except as has been disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transaction contemplated hereby.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     7.1 The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in its name by its President or a Vice

          President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date;

     7.2 The Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP, dated the Closing Date and in a form satisfactory to the Acquiring Fund, to the following effect:

        (a) The Acquired Trust is duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted;

        (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and, assuming the due authorization, execution and delivery of this Agreement by the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (c) The Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund;

        (d) The execution and delivery of this Agreement did not, and the performance by the Acquired Fund of its respective obligations hereunder will not, violate the Acquired Fund's organizational documents or any provision of any agreement known to such counsel to which the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquired Fund is a party or by which it is bound;

        (e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

        (f) Such counsel does not know of any legal or governmental proceedings relating to the Acquired Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Proxy Statement which are not described as required;

        (g) The Acquired Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

        (h) To the knowledge of such counsel, except as has been disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transaction contemplated thereby.

     7.3  Reserved.

     7.4 The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Acquired Fund, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

     7.5 The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

The respective obligations of the Acquired Fund and the Acquiring Fund hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1 Shareholders of the Acquired Fund shall have elected the nominees for Trustees of the Acquired Fund, set forth in the Proxy Statement.

     8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state "Blue Sky" and securities authorities) deemed necessary by the Acquired Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquired Fund or the Acquiring Fund.

     8.4  Reserved.

     8.5 The Acquired Fund shall have received a favorable opinion of Ropes & Gray LLP satisfactory to the Acquired Fund, and the Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP satisfactory to the Acquiring Fund, each substantially to the effect that, for federal income tax purposes:

        (a) The transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

        (b) No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquisition Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or (ii) upon the distribution of the Acquisition Shares by the

            Acquired Fund to its shareholders in liquidation, as contemplated in paragraph 1 hereof;

        (c) No gain or loss will be recognized by the Acquiring Fund upon receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

        (d) The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

        (e) The holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund;

        (f) No gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of all of their Acquired Fund shares for the Acquisition Shares;

        (g) The aggregate tax basis of the Acquisition Shares to be received by each shareholder of the Acquired Fund will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

        (h) An Acquired Fund shareholder's holding period for the Acquisition Shares to be received will include the period during which the Acquired Fund shares exchanged therefor were held, provided that the shareholder held the Acquired Fund shares as a capital asset on the date of the exchange; and

        (i) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

        The opinion will be based on certain factual certifications made by officers of the Acquired Fund and the Acquiring Fund and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the relevant Acquisition will be as described above.

        Ropes & Gray LLP will express no view with respect to the effect of the Acquisition on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

     8.6. At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of each of the Acquired Fund and the Acquiring Fund, if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the Acquiring Fund.

9.   BROKERAGE FEES AND EXPENSES.

     9.1. The Acquired Fund and the Acquiring Fund each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2. All fees and expenses incurred in connection with the transactions contemplated herein shall be borne by Columbia.

        Accounting, legal and custodial expenses contemplated by this Agreement shall be allocated to Columbia.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

     10.1 The Acquired Fund and the Acquiring Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 5.4, 9, 10, 13 and 14.

11.  TERMINATION.

     11.1 This Agreement may be terminated by the mutual agreement of the Acquired Fund and the Acquiring Fund. In addition, either the Acquired Fund or the Acquiring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

        (a) Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

        (b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

        (c) Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this
            Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

                If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2007, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired Fund and the Acquiring Fund.

     11.2 If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12.  AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13.  NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund or the Acquiring Fund, One Financial Center, Boston, Massachusetts 02111, Attention: Secretary.

14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE.

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3. This Agreement shall be governed by and construed in accordance with the domestic substantive laws of The Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 A copy of the Declaration of Trust of the Acquiring Trust and the Acquired Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of such fund shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

               [THE REST OF THIS PAGE INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President, a Vice President or Treasurer and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                       [NAME OF ACQUIRED FUND]

                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:

                                       [NAME OF ACQUIRING FUND]

                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:

                                       Solely for purposes of Paragraph 9.2 of
                                       the Agreement

                                       COLUMBIA MANAGEMENT ADVISORS, INC.

                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:

                                                                       EXHIBIT A

       ACQUIRED FUND               AUTHORIZED CAPITAL
----------------------------  ----------------------------
----------------------------  ----------------------------
----------------------------  ----------------------------

* Converts to Class A shares after the expiration of a period of time.

COLUMBIA MANAGEMENT                                                FORM OF PROXY
                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 30, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Christopher L. Wilson, J. Kevin Connaughton, Michael G. Clarke and Vincent P. Pietropaolo, and each of them, with full power of substitution to each, to vote all shares at the Special Meeting of Shareholders to be held at One Financial Center, Boston, Massachusetts, on November 30, 2005 at 10:00 a.m. Boston Time and at any and all adjournments, as specified herein and in accordance with their best judgment, on any other business that may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

                           VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM
                                          VOTE VIA THE TELEPHONE: 1-866-235-4258

                        NOTE: Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                        ______________________________________________________
                        Shareholder sign here

                        ______________________________________________________
                        Co-owner sign here

                        ______________________________________________________
                        Date                                          ORE_15350

FUNDS                   FUNDS                                 FUNDS
Fundnames Drop In       Fundnames Drop In                     Fundnames Drop In

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE: [ ]

[ ] To vote FOR all Funds on ALL Proposals mark this box. No other vote is necessary.

1.    TO ELECT TRUSTEES:

     01. Janet Langford Kelly   02. Anne-Lee Verville      03. Douglas A. Hacker
     04. Richard W. Lowry       05. William E. Mayer       06. Charles R. Nelson
     07. John J. Neuhauser      08. Patrick J. Simpson     09. Thomas E. Stitzel
     10. Thomas C. Theobald     11. Richard L. Woolworth

           FOR ALL       WITHHOLD        FOR ALL
                         AUTHORITY        EXCEPT
                          FOR ALL
             [ ]            [ ]            [ ]

      To withhold authority to vote for one or more of the nominees, write the corresponding number(s) of the nominee(s) on the line below.

2.A. TO APPROVE AN AMENDMENT TO STEINROE VARIABLE INVESTMENT TRUST BY-LAWS WITH RESPECT TO AMENDMENTS REQUIRING APPROVAL BY SHAREHOLDERS.

                   FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN
Fundname Drop In   [ ]   [ ]      [ ]       Fundname Drop In   [ ]   [ ]      [ ]       Fundname Drop In     [ ]   [ ]      [ ]
Fundname Drop In   [ ]   [ ]      [ ]       Fundname Drop In   [ ]   [ ]      [ ]       Fundname Drop In     [ ]   [ ]      [ ]
Fundname Drop In   [ ]   [ ]      [ ]       Fundname Drop In   [ ]   [ ]      [ ]       Fundname Drop In     [ ]   [ ]      [ ]

2.B. TO APPROVE THE ELIMINATION OF A STEINROE VARIABLE INVESTMENT TRUST BY-LAW PROVISION WITH RESPECT TO LENDING TRUST ASSETS TO INTERESTED PERSONS.

                   FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN
Fundname Drop In   [ ]   [ ]      [ ]       Fundname Drop In   [ ]   [ ]      [ ]       Fundname Drop In     [ ]   [ ]      [ ]
Fundname Drop In   [ ]   [ ]      [ ]       Fundname Drop In   [ ]   [ ]      [ ]       Fundname Drop In     [ ]   [ ]      [ ]
Fundname Drop In   [ ]   [ ]      [ ]       Fundname Drop In   [ ]   [ ]      [ ]       Fundname Drop In     [ ]   [ ]      [ ]

2.C. TO APPROVE THE ELIMINATION OF A STEINROE VARIABLE INVESTMENT TRUST BY-LAW PROVISION WITH RESPECT TO RESTRICTION ON TRANSFERABILITY OF TRUST SHARES.

                   FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN
Fundname Drop In   [ ]   [ ]      [ ]       Fundname Drop In   [ ]   [ ]      [ ]       Fundname Drop In     [ ]   [ ]      [ ]
Fundname Drop In   [ ]   [ ]      [ ]       Fundname Drop In   [ ]   [ ]      [ ]       Fundname Drop In     [ ]   [ ]      [ ]
Fundname Drop In   [ ]   [ ]      [ ]       Fundname Drop In   [ ]   [ ]      [ ]       Fundname Drop In     [ ]   [ ]      [ ]


2.D. TO APPROVE THE ELIMINATION OF A STEINROE VARIABLE INVESTMENT TRUST BY-LAW PROVISION WITH RESPECT TO DEALINGS WITH THE TRUST BY INTERESTED PERSONS.

                  FOR   AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                       FOR   AGAINST  ABSTAIN
Fundname Drop In   [ ]   [ ]      [ ]     Fundname Drop In     [ ]   [ ]      [ ]     Fundname Drop In     [ ]     [ ]      [ ]
Fundname Drop In   [ ]   [ ]      [ ]     Fundname Drop In     [ ]   [ ]      [ ]     Fundname Drop In     [ ]     [ ]      [ ]
Fundname Drop In   [ ]   [ ]      [ ]     Fundname Drop In     [ ]   [ ]      [ ]     Fundname Drop In     [ ]     [ ]      [ ]


3.A. TO APPROVE AN AMENDMENT TO CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO BORROWING MONEY.

                   FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN
Fundname Drop In   [ ]   [ ]      [ ]       Fundname Drop In   [ ]   [ ]      [ ]       Fundname Drop In     [ ]   [ ]      [ ]
Fundname Drop In   [ ]   [ ]      [ ]       Fundname Drop In   [ ]   [ ]      [ ]       Fundname Drop In     [ ]   [ ]      [ ]
Fundname Drop In   [ ]   [ ]      [ ]       Fundname Drop In   [ ]   [ ]      [ ]       Fundname Drop In     [ ]   [ ]      [ ]

3.B. TO APPROVE AN AMENDMENT TO CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO ISSUING SENIOR SECURITIES.

                   FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN
Fundname Drop In   [ ]   [ ]      [ ]       Fundname Drop In   [ ]   [ ]      [ ]       Fundname Drop In     [ ]   [ ]      [ ]
Fundname Drop In   [ ]   [ ]      [ ]       Fundname Drop In   [ ]   [ ]      [ ]       Fundname Drop In     [ ]   [ ]      [ ]
Fundname Drop In   [ ]   [ ]      [ ]       Fundname Drop In   [ ]   [ ]      [ ]       Fundname Drop In     [ ]   [ ]      [ ]

3.C. TO APPROVE THE ELIMINATION OF CERTAIN FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO PLEDGING ASSETS.

                   FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN
Fundname Drop In   [ ]   [ ]      [ ]       Fundname Drop In   [ ]   [ ]      [ ]       Fundname Drop In     [ ]   [ ]      [ ]
Fundname Drop In   [ ]   [ ]      [ ]       Fundname Drop In   [ ]   [ ]      [ ]       Fundname Drop In     [ ]   [ ]      [ ]
Fundname Drop In   [ ]   [ ]      [ ]       Fundname Drop In   [ ]   [ ]      [ ]       Fundname Drop In     [ ]   [ ]      [ ]


3.D. TO APPROVE AN AMENDMENT TO CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO MAKING LOANS.

                  FOR   AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                       FOR   AGAINST  ABSTAIN
Fundname Drop In   [ ]   [ ]      [ ]     Fundname Drop In     [ ]   [ ]      [ ]     Fundname Drop In     [ ]     [ ]      [ ]
Fundname Drop In   [ ]   [ ]      [ ]     Fundname Drop In     [ ]   [ ]      [ ]     Fundname Drop In     [ ]     [ ]      [ ]
Fundname Drop In   [ ]   [ ]      [ ]     Fundname Drop In     [ ]   [ ]      [ ]     Fundname Drop In     [ ]     [ ]      [ ]

3.E. TO APPROVE AN AMENDMENT TO CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO DIVERSIFICATION OF INVESTMENTS.

                   FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN
Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In     [ ]   [ ]      [ ]
Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In     [ ]   [ ]      [ ]
Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In     [ ]   [ ]      [ ]

3.F. TO APPROVE AN AMENDMENT TO CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENTS IN COMMODITIES.

                   FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN
Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In     [ ]   [ ]      [ ]
Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In     [ ]   [ ]      [ ]
Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In     [ ]   [ ]      [ ]

3.G. TO APPROVE AN AMENDMENT TO CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENTS IN REAL ESTATE.

                   FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN
Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In     [ ]   [ ]      [ ]
Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In     [ ]   [ ]      [ ]
Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In     [ ]   [ ]      [ ]

3.H. TO APPROVE AN AMENDMENT TO CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO UNDERWRITING OF SECURITIES.

                   FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN
Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In     [ ]   [ ]      [ ]
Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In     [ ]   [ ]      [ ]
Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In     [ ]   [ ]      [ ]

3.I. TO APPROVE THE ELIMINATION OF CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO PURCHASING SECURITIES ON MARGIN.

                   FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN
Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In     [ ]   [ ]      [ ]
Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In     [ ]   [ ]      [ ]
Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In     [ ]   [ ]      [ ]

3.J. TO APPROVE THE ELIMINATION OF CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTING FOR THE PURPOSE OF EXERCISING CONTROL.

                   FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN
Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In     [ ]   [ ]      [ ]
Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In     [ ]   [ ]      [ ]
Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In     [ ]   [ ]      [ ]

3.K. TO APPROVE THE ELIMINATION OF CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO SHORT SALES.

                   FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN
Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In     [ ]   [ ]      [ ]
Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In     [ ]   [ ]      [ ]
Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In     [ ]   [ ]      [ ]

3.L. TO APPROVE AN AMENDMENT TO CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO CONCENTRATING INVESTMENTS IN AN INDUSTRY.

                   FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN
Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In     [ ]   [ ]      [ ]
Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In     [ ]   [ ]      [ ]
Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In     [ ]   [ ]      [ ]

3.M. TO APPROVE THE ELIMINATION OF CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO PURCHASING ILLIQUID SECURITIES.

                   FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN
Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In     [ ]   [ ]      [ ]
Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In     [ ]   [ ]      [ ]
Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In     [ ]   [ ]      [ ]

3.N. TO APPROVE THE ELIMINATION OF CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES.

                   FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN
Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In    [ ]   [ ]      [ ]

3.O. TO APPROVE THE ELIMINATION OF CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO BUYING AND SELLING PUTS AND CALLS.

                   FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN
Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In    [ ]   [ ]      [ ]
Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In    [ ]   [ ]      [ ]

                                   ORE_15350